UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2012

Date of reporting period:	11/30/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL FINANCIAL SERVICES FUND

ANNUAL REPORT • NOVEMBER 30, 2012

Fund Type

Sector Stock

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 17, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Financial Services Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Financial Services Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.41%; Class B, 2.11%; Class C, 2.11%; Class R, 1.86%; Class Z, 1.11%. Net operating expenses: Class A, 1.41%; Class B, 2.11%; Class C, 2.11%; Class R, 1.61%; Class Z, 1.11%, after contractual reduction. The contractual reduction is through 3/31/2014 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	24.15%	37.00%	139.57%	—
Class B	23.27	32.36	122.82	—
Class C	23.27	32.36	122.82	—
Class R	N/A	N/A	N/A	8.09% (2/3/2012)
Class Z	24.57	39.24	146.37	—
MSCI World Financials ex-Real Estate Index	24.15	–42.02	14.13	—
S&P Composite 1500 Index	15.96	8.84	92.44	—
Lipper Global Financial Services Funds Avg.	18.72	–7.06	81.28	—

Average Annual Total Returns (With Sales Charges) as of 12/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	26.02%	7.17%	9.78%	—
Class B	27.45	7.50	9.62	—
Class C	31.35	7.64	9.61	—
Class R	N/A	N/A	N/A	N/A (2/3/2012)
Class Z	33.72	8.72	10.71	—
MSCI World Financials ex-Real Estate Index	29.58	–8.75	2.40	—
S&P Composite 1500 Index	16.17	2.07	7.51	—
Lipper Global Financial Services Funds Avg.	26.45	–2.33	6.65	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	17.32%	5.30%	8.51%	—
Class B	18.27	5.61	8.34	—
Class C	22.27	5.77	8.34	—
Class R	N/A	N/A	N/A	N/A (2/3/2012)
Class Z	24.57	6.84	9.44	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	24.15%	6.50%	9.13%	—
Class B	23.27	5.77	8.34	—
Class C	23.27	5.77	8.34	—
Class R	N/A	N/A	N/A	N/A (2/3/2012)
Class Z	24.57	6.84	9.44	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the MSCI World Financials ex-Real Estate Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2002) and the account values at the end of the current fiscal year (November 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the

Prudential Financial Services Fund	3

Your Fund’s Performance (continued)

tables provided earlier, performance for Class B, Class C, Class R and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC, MSCI, and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC for Class A shares is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

MSCI World Financials ex-Real Estate Index

MSCI World Financials ex-Real Estate Index (also referred to as MSCI Finance ex-Real Estate Index) is an unmanaged, market capitalization-weighted index that monitors the performance of financial stocks from around the world. This index excludes real estate. MSCI World Financials ex-Real Estate Index Closest Month-End to Inception cumulative total return as of 11/30/12 is 13.95% for Class R. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index, which gives a broad look at how U.S. stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total return as of 11/30/12 is 9.72% for Class R. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

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Lipper Global Financial Services Funds Average

The Lipper Global Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. Lipper Global Financial Services Funds Average Closest Month-End to Inception cumulative total return as of 11/30/12 is 10.10% for Class R. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

An investor cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/12
Canadian Imperial Bank of Commerce (Canada), Commercial Banks	4.7%
Citigroup, Inc., Diversified Financial Services	4.5
Standard Chartered PLC (United Kingdom), Commercial Banks	4.4
UBS AG (Switzerland), Capital Markets	4.3
National Bank of Canada (Canada), Commercial Banks	4.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/12
Commercial Banks	36.2%
Insurance	22.1
Capital Markets	19.7
Diversified Financial Services	7.8
Thrifts & Mortgage Finance	4.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Financial Services Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Financial Services Fund’s Class A shares finished the 12-month reporting period that ended November 30, 2012 rising by 24.15%, exactly in line with the 24.15% gain of its benchmark, the Morgan Stanley Capital International (MSCI) World Financials ex-Real Estate Index (the Index), and outperforming the 18.72% return of the Lipper Global Financial Services Funds Average.

How did the global stock market perform?

Global equities, as measured by the MSCI All Country World Index, rose during the 12 months ended November 30, 2012.

Global equities finished 2011 on a strong note in the fourth quarter, rising 7.5% as measured by the MSCI All Country World Index. Generally better-than-feared global economic data, interest rate cuts by the European Central Bank (ECB), and speculation that China may ease its monetary policy all outweighed persistent uncertainty during the fourth quarter over the outcome of the euro zone debt crisis.

The global equity market surged in the first quarter of 2012, marking one of the best quarterly gains since 2009, as strong corporate earnings news and the U.S. Federal Reserve’s pledge to keep interest rates “exceptionally low” until at least 2014 buoyed investors’ appetites for riskier assets. However, fears surrounding the European sovereign debt crisis once again took center stage during the spring, as a possible Greek exit from the euro zone and the specter of a banking crisis in Spain underpinned a rise in risk aversion and stocks retreated.

However, by summer, equities resumed their ascent led higher by central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetite surged after ECB President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market.

Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-expected corporate earnings and strength in the U.S. housing market. Global equities fell modestly in October, primarily due to negative performance in the U.S.

How did the financial sector perform relative to the broader global market?

•	Financial stocks, as measured by the Index, posted a strong, double-digit rise of more than 20% during the one-year period ended November 30, 2012.

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•

Six of the seven industries within the Index posted double-digit positive returns. Diversified financial services, consumer finance, and commercial banks gained the most, followed by insurance, capital markets, thrifts and mortgage finance, and electrical equipment.

•

On a regional basis, financial stocks in Austria, Belgium, and the United Kingdom gained the most. Greece, Portugal, and Italy were the only three countries in which financial stocks declined during the period.

Which holdings made the largest positive contributions to the Fund’s return?

•	The largest contributors to relative performance included positions in Regions Financial, Karnataka Bank, BB&T Corporation, and Metropolitan Bank & Trust.

•	Shares of Regions Financial, a commercial bank, climbed during the period as the company repaid a large amount of TARP funds, giving a vote of confidence for the regional bank.

•

Shares of Karnataka Bank, an Indian private sector bank, also rose during the period as the bank reported significant growth in net interest income and improved productivity, resulting in a lower cost-to-income ratio.

•

BB&T Corporation, a company offering consumer and commercial banking, securities brokerage and asset management services, was also a contributor during the period as the company continues to improve the credit quality of its loan portfolio.

•

Shares of Metropolitan Bank & Trust, a commercial bank headquartered in the Philippines, climbed during the period as earnings results in May surprised on the upside, due to stronger than anticipated growth in the company’s trading and foreign exchange business. Metropolitan Bank & Trust was eliminated during the period.

Which holdings detracted most from the Fund’s return?

The top relative detractors from performance included positions in Banco Santander Brasil, Julius Baer Group, Storebrand, as well as not owning Bank of America.

•

An out-of-benchmark position in Banco Santander Brasil, the fifth largest commercial bank in Brazil, detracted as shares fell over 10% during the period after reporting slow loan growth and increased operational expenses.

•

The Fund’s overweight to Julius Baer Group, a private banking company with activities in Switzerland, hurt relative results during the period as shares lagged the broader financial sector along with many Swiss private banking stocks. ECB

Prudential Financial Services Fund	7

Strategy and Performance Overview (continued)

President Mario Draghi’s efforts in the euro zone meant that money could leave the safety of Switzerland.

•

An out-of-benchmark position in insurance company Storebrand detracted from the Fund’s relative performance as shares fell during the period following the announcement of a change in leadership in early May.

•	Not owning Bank of America, a U.S.-based multinational bank and brokerage company, also hurt relative results as the company’s shares rallied over 80% during the period.

Were there significant changes to the portfolio?

The Fund focuses on companies in countries with strong savings patterns, export industries, and stable government-industry relations because financial services companies cannot borrow for less than the countries in which they are based. The Fund is constructed primarily using a stock-by-stock bottom-up methodology, although broad economic factors are an important consideration.

•

As a result of stock-by-stock decisions, the Fund ended the period underweight in the largest industry in the benchmark, commercial banks, and is also underweight the diversified financial services industry.

•

The Fund ended November overweight in the capital markets, and thrifts and mortgage finance industries and continues to hold an allocation in Information Technology (IT) services, a non-benchmark industry.

•

The Fund’s holdings are geographically diverse. On a regional basis, the Fund ended the period most overweight in Switzerland, Norway, and Brazil and most underweight the United Kingdom, Australia, and Japan. This decreased the Fund’s exposure to emerging markets and increased its exposure to North America during the period.

•

As the financial industry continues to operate in an uncertain political and economic environment, the manager believes the Fund will be able to find opportunities to purchase solid companies at attractive valuations. It continuously seeks to upgrade the Fund by adding good companies on price weakness and those trimming into strength.

Does the Fund use derivatives? If so, what kind of impact did derivatives exposure have on the Fund’s performance?

•

Derivatives are not an active part of the investment process and are not expected to be a principal investment tool. While there was small exposure to rights/warrants over the course of the year, they had an immaterial negative impact on performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2012, at the beginning of the period, and held through the six-month period ended November 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Financial Services Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Financial Services Fund		Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,186.20	1.38%	$7.54
	Hypothetical	$1,000.00	$1,018.10	1.38%	$6.96

Class B	Actual	$1,000.00	$1,182.20	2.08%	$11.35
	Hypothetical	$1,000.00	$1,014.60	2.08%	$10.48

Class C	Actual	$1,000.00	$1,182.20	2.08%	$11.35
	Hypothetical	$1,000.00	$1,014.60	2.08%	$10.48

Class R	Actual	$1,000.00	$1,185.50	1.58%	$8.63
	Hypothetical	$1,000.00	$1,017.10	1.58%	$7.97

Class Z	Actual	$1,000.00	$1,189.10	1.08%	$5.91
	Hypothetical	$1,000.00	$1,019.60	1.08%	$5.45

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of November 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 95.2%
COMMON STOCKS

Capital Markets 19.7%
380,657	EFG International AG (Switzerland)	$3,306,668
397,689	GAM Holding AG (Switzerland)*	5,106,830
34,300	Goldman Sachs Group, Inc. (The)	4,040,197
205,742	Julius Baer Group Ltd. (Switzerland)	7,046,780
215,207	Macquarie Group Ltd. (Australia)	7,357,581
301,600	Matsui Securities Co. Ltd. (Japan)	2,385,433
198,800	SEI Investments Co.	4,375,588
591,725	UBS AG (Switzerland)	9,258,673

		42,877,750

Commercial Banks 36.2%
2,175,145	Banco Espirito Santo SA (Portugal)*	2,169,742
805,300	Banco Santander Brasil SA (Brazil), ADR	5,387,457
201,600	BancorpSouth, Inc.	2,667,168
59,735	BankNordik P/F (Faroe Islands)*	708,118
9,868	Banque Cantonale Vaudoise (Switzerland)	5,414,782
162,200	BB&T Corp.	4,569,174
126,700	Canadian Imperial Bank of Commerce (Canada)	10,229,365
35,468	Citizens & Northern Corp.	638,424
86,520	Citizens Republic Bancorp, Inc.*	1,623,980
162,750	DGB Financial Group, Inc. (South Korea)	2,029,021
675,596	DNB ASA (Norway)	8,414,462
16,651	Gronlandsbanken (Denmark)	1,448,468
591,852	Karnataka Bank Ltd. (India)	1,907,375
114,400	National Bank of Canada (Canada)	8,934,567
444,300	Regions Financial Corp.	2,963,481
454,979	Spar Nord Bank A/S (Denmark)*	2,109,799
410,483	Standard Chartered PLC (United Kingdom)	9,568,905
3,506,363	Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	3,846,138
122,700	Wells Fargo & Co.	4,050,327

		78,680,753

Diversified Financial Services 7.8%
281,700	Citigroup, Inc.	9,738,369
76,200	IBJ Leasing Co. Ltd. (Japan)	1,933,771
131,960	JPMorgan Chase & Co.	5,420,916

		17,093,056

See Notes to Financial Statements.

Prudential Financial Services Fund	11

Portfolio of Investments

as of November 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 22.1%
86,767	Ageas (Belgium)	$2,318,947
263,892	AXA SA (France)	4,336,366
86,100	Berkshire Hathaway, Inc. (Class B Stock)*	7,583,688
193,276	Delta Lloyd NV (Netherlands)	2,884,398
186,100	Direct Line Insurance Group PLC (United Kingdom)*	604,521
665,626	Discovery Holdings Ltd. (South Africa)	4,178,506
275,032	FBD Holdings PLC (Ireland)	3,791,522
322,000	Hartford Financial Services Group, Inc. (The)	6,819,960
132,865	National Financial Partners Corp.*(a)	2,206,888
899,088	Storebrand ASA (Norway)*	4,323,660
124,500	Unum Group	2,538,555
269,900	XL Group PLC (Ireland)	6,566,667

		48,153,678

IT Services 4.5%
322,500	Higher One Holdings, Inc.*(a)	2,850,900
226,300	VeriFone Systems, Inc.*	6,877,257

		9,728,157

Thrifts & Mortgage Finance 4.9%
119,100	Federal Agricultural Mortgage Corp.	4,011,288
121,200	Home Capital Group, Inc. (Canada)	6,625,218

		10,636,506

	Total long-term investments (cost $175,263,430)	207,169,900

SHORT-TERM INVESTMENT 4.4%

Affiliated Money Market Mutual Fund
9,638,390	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $9,638,390; includes $4,631,716 of cash collateral received for securities on loan) (Note 3)(b)(c)	9,638,390

	Total Investments 99.6% (cost $184,901,820; Note 5)	216,808,290
	Other assets in excess of liabilities 0.4%	770,887

	Net Assets 100.0%	$217,579,177

See Notes to Financial Statements.

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The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,466,683; cash collateral of $4,631,716 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$7,357,581	$—	$—
Belgium	2,318,947	—	—
Brazil	5,387,457	—	—
Canada	25,789,150	—	—
Denmark	3,558,267	—	—
Faroe Islands	708,118	—	—
France	4,336,366	—	—
India	1,907,375	—	—
Ireland	10,358,189	—	—
Japan	4,319,204	—	—
Netherlands	2,884,398	—	—
Norway	12,738,122	—	—
Portugal	2,169,742	—	—
South Africa	4,178,506	—	—

See Notes to Financial Statements.

Prudential Financial Services Fund	13

Portfolio of Investments

as of November 30, 2012 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
South Korea	$2,029,021	$—	$—
Switzerland	30,133,733	—	—
Turkey	3,846,138	—	—
United Kingdom	10,173,426	—	—
United States	72,976,160	—	—
Affiliated Money Market Mutual Fund	9,638,390	—	—

Total	$216,808,290	$—	$—

Fair value of Level 2 investments at November 30, 2011 was $74,645,120, which was a result of valuing investments using third party vendor modeling tools. An amount of $50,737,892 was transferred from Level 2 into Level 1 at November 30, 2012 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The country allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 2012 were as follows:

United States (including 2.1% of collateral received for securities on loan)	38.0%
Switzerland	13.8
Canada	11.8
Norway	5.8
Ireland	4.8
United Kingdom	4.7
Australia	3.4
Brazil	2.5
France	2.0
Japan	2.0
South Africa	1.9
Turkey	1.8%
Denmark	1.6
Netherlands	1.3
Belgium	1.1
Portugal	1.0
India	0.9
South Korea	0.9
Faroe Islands	0.3

99.6
Other assets in excess of liabilities	0.4

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • NOVEMBER 30, 2012

Prudential Financial Services Fund

Statement of Assets and Liabilities

as of November 30, 2012

Assets
Investments at value, including securities on loan of $4,466,683:
Unaffiliated investments (cost $175,263,430)	$207,169,900
Affiliated investments (cost $9,638,390)	9,638,390
Foreign currency, at value (cost $845,599)	845,600
Receivable for investments sold	4,183,670
Receivable for Fund shares sold	533,732
Dividends receivable	457,922
Foreign tax reclaim receivable	204,209
Prepaid expenses	2,698

Total assets	223,036,121

Liabilities
Payable to broker for collateral for securities on loan	4,631,716
Payable for Fund shares reacquired	444,811
Accrued expenses	162,460
Management fee payable	131,271
Distribution fee payable	61,576
Foreign capital gains tax liability	20,458
Affiliated transfer agent fee payable	4,652

Total liabilities	5,456,944

Net Assets	$217,579,177

Net assets were comprised of:
Common stock, at par	$165,713
Paid-in capital in excess of par	179,374,303

179,540,016
Undistributed net investment income	1,113,121
Accumulated net realized gain on investment and foreign currency transactions	5,038,651
Net unrealized appreciation on investments and foreign currencies	31,887,389

Net assets, November 30, 2012	$217,579,177

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($123,375,185 ÷ 9,309,391 shares of common stock issued and outstanding)	$13.25
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price to public	$14.02

Class B
Net asset value, offering price and redemption price per share ($9,205,181 ÷ 754,275 shares of common stock issued and outstanding)	$12.20

Class C
Net asset value, offering price and redemption price per share ($29,703,248 ÷ 2,434,739 shares of common stock issued and outstanding)	$12.20

Class R
Net asset value, offering price and redemption price per share ($224,113 ÷ 16,938 shares of common stock issued and outstanding)	$13.23

Class Z
Net asset value, offering price and redemption price per share ($55,071,450 ÷ 4,055,996 shares of common stock issued and outstanding)	$13.58

See Notes to Financial Statements.

Prudential Financial Services Fund	17

Statement of Operations

Year Ended November 30, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $309,668)	$4,016,611
Affiliated income from securities loaned, net	72,252
Affiliated dividend income	16,358

Total income	4,105,221

Expenses
Management fee	1,443,403
Distribution fee—Class A	344,833
Distribution fee—Class B	85,790
Distribution fee—Class C	280,748
Distribution fee—Class R	140
Transfer agent’s fees and expenses (including affiliated expense of $73,200) (Note 3)	329,000
Custodian’s fees and expenses	138,000
Registration fees	66,000
Reports to shareholders	48,000
Legal fees and expenses	31,000
Audit fee	22,000
Directors’ fees	14,000
Insurance	4,000
Loan interest expense (Note 7)	7
Miscellaneous	31,547

Total expenses	2,838,468

Net investment income	1,266,753

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,663,858
Foreign currency transactions	(111,932)

8,551,926

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes of $20,458)	29,557,117
Foreign currencies	(11,828)

29,545,289

Net gain on investment and foreign currency transactions	38,097,215

Net Increase In Net Assets Resulting From Operations	$39,363,968

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,266,753	$2,611,067
Net realized gain (loss) on investment and foreign currency transactions	8,551,926	(3,570,365)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	29,545,289	(27,211,163)

Net increase (decrease) in net assets resulting from operations	39,363,968	(28,170,461)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,625,671)	(133,122)
Class B	(74,892)	—
Class C	(246,423)	—
Class Z	(467,847)	(90,426)

	(2,414,833)	(223,548)

Distributions from net realized gains
Class A	—	(5,872,711)
Class B	—	(561,211)
Class C	—	(1,481,105)
Class Z	—	(1,196,756)

	—	(9,111,783)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	90,631,655	127,415,244
Net asset value of shares issued in reinvestment of dividends and distributions	2,095,132	8,160,896
Cost of shares reacquired	(70,943,788)	(103,419,518)

Net increase in net assets from Fund share transactions	21,782,999	32,156,622

Total increase (decrease)	58,732,134	(5,349,170)

Net Assets:
Beginning of year	158,847,043	164,196,213

End of year(a)	$217,579,177	$158,847,043

(a) Includes undistributed net investment income of:	$1,113,121	$2,373,133

See Notes to Financial Statements.

Prudential Financial Services Fund	19

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company currently consists of three portfolios: Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund and Prudential Financial Services Fund. These financial statements relate to Prudential Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Financial Services Fund	21

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement date of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability in a specific region or country or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities

Prudential Financial Services Fund	23

Notes to Financial Statements

continued

identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has

Prudential Financial Services Fund	25

Notes to Financial Statements

continued

contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2014.

PIMS has advised the Fund that it received $257,787 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2012, it received $4,967, $19,861 and $6,597 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2012, PIM has been compensated approximately $21,600 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2012, were $126,735,168 and $115,194,438 respectively.

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2012, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment and foreign currency transactions by $111,932 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended November 30, 2012, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $2,414,833 of ordinary income. For the year ended November 30, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets, were $1,623,824 of ordinary income and $7,711,507 of long-term capital gains.

As of November 30, 2012, the Fund had accumulated undistributed earnings on a tax basis was $3,406,401 of ordinary income and $3,636,400 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$185,790,752	$33,387,233	$(2,369,695)	$31,017,538	$(21,176)	$30,996,362

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables, foreign currency contracts and other tax adjustments.

The Fund utilized approximately $898,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2012.

Prudential Financial Services Fund	27

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is halved for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 360 million shares of $.01 par value per share common stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 90 million, 20 million, 70 million, 90 million and 90 million authorized shares, respectively.

As of November 30, 2012, Prudential owned 817 Class R shares of the Fund.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2012:
Shares sold	3,547,476	$43,282,661
Shares issued in reinvestment of dividends	145,529	1,462,565
Shares reacquired	(3,729,008)	(44,948,913)

Net increase (decrease) in shares outstanding before conversion	(36,003)	(203,687)
Shares issued upon conversion from Class B and Z	79,088	929,747
Shares reacquired upon conversion into Class Z	(15,632)	(188,411)

Net increase (decrease) in shares outstanding	27,453	$537,649

Year ended November 30, 2011:
Shares sold	5,425,412	$71,787,510
Shares issued in reinvestment of dividends and distributions	429,653	5,585,490
Shares reacquired	(4,846,199)	(60,422,702)

Net increase (decrease) in shares outstanding before conversion	1,008,866	16,950,298
Shares issued upon conversion from Class B and Z	93,277	1,205,838
Shares reacquired upon conversion into Class Z	(118,834)	(1,557,061)

Net increase (decrease) in shares outstanding	983,309	$16,599,075

Class B
Year ended November 30, 2012:
Shares sold	191,620	$2,157,816
Shares issued in reinvestment of dividends	7,462	69,469
Shares reacquired	(168,428)	(1,848,222)

Net increase (decrease) in shares outstanding before conversion	30,654	379,063
Shares reacquired upon conversion into Class A	(83,554)	(906,344)

Net increase (decrease) in shares outstanding	(52,900)	$(527,281)

Year ended November 30, 2011:
Shares sold	280,638	$3,470,148
Shares issued in reinvestment of distributions	44,816	540,038
Shares reacquired	(240,757)	(2,788,227)

Net increase (decrease) in shares outstanding before conversion	84,697	1,221,959
Shares reacquired upon conversion into Class A	(100,393)	(1,201,155)

Net increase (decrease) in shares outstanding	(15,696)	$20,804

Prudential Financial Services Fund	29

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2012:
Shares sold	582,611	$6,663,014
Shares issued in reinvestment of dividends	21,724	202,248
Shares reacquired	(730,931)	(8,074,485)

Net increase (decrease) in shares outstanding before conversion	(126,596)	(1,209,223)
Shares reacquired upon conversion into Class Z	(10,129)	(112,801)

Net increase (decrease) in shares outstanding	(136,725)	$(1,322,024)

Year ended November 30, 2011:
Shares sold	1,383,289	$16,956,394
Shares issued in reinvestment of distributions	102,288	1,232,570
Shares reacquired	(1,026,908)	(11,877,880)

Net increase (decrease) in shares outstanding before conversion	458,669	6,311,084
Shares reacquired upon conversion into Class Z	(7,091)	(89,175)

Net increase (decrease) in shares outstanding	451,578	$6,221,909

Class R
Period ended November 30, 2012*:
Shares sold	19,792	$257,348
Shares reacquired	(2,854)	(36,547)

Net increase (decrease) in shares outstanding	16,938	$220,801

Class Z
Year ended November 30, 2012:
Shares sold	3,105,923	$38,270,816
Shares issued in reinvestment of dividends	35,171	360,850
Shares reacquired	(1,292,733)	(16,035,621)

Net increase (decrease) in shares outstanding before conversion	1,848,361	22,596,045
Shares issued upon conversion from Class A and C	24,416	301,212
Shares reacquired upon conversion into Class A	(1,928)	(23,403)

Net increase (decrease) in shares outstanding	1,870,849	$22,873,854

Year ended November 30, 2011:
Shares sold	2,671,201	$35,201,192
Shares issued in reinvestment of dividends and distributions	60,451	802,798
Shares reacquired	(2,330,220)	(28,330,709)

Net increase (decrease) in shares outstanding before conversion	401,432	7,673,281
Shares issued upon conversion from Class A and C	122,572	1,646,236
Shares reacquired upon conversion into Class A	(419)	(4,683)

Net increase (decrease) in shares outstanding	523,585	$9,314,834

*	Commencement of offering was February 3, 2012.

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee on the unused portion of the SCA is accrued daily and paid quarterly at the annualized rates as shown below in the table.

The terms of the SCA for the periods covered by these financial statements are as follows:

SCA Expiration Date	Commitment Amount	Annualized Commitment Fee Rate
December 16, 2011	$750 million	0.10%
November 14, 2012	$900 million	0.08%
November 14, 2013	$900 million	0.08%

The Fund utilized the SCA during the year ended November 30, 2012. The balance for the one day that the Fund had a loan outstanding was $164,000, at an interest rate of 1.52%. At November 30, 2012, the Fund did not have an outstanding loan amount.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gain distributions on December 21, 2012 to shareholders of record on December 24, 2012. The ex-dividend date was December 26, 2012. The per share amounts declared were as follows:

	Ordinary Income*	Long-Term Capital Gains	Short-Term Capital Gains
Class A	$0.09885	0.21861	0.12188
Class B	$0.02454	0.21861	0.12188
Class C	$0.02454	0.21861	0.12188
Class R	$0.07287	0.21861	0.12188
Class Z	$0.13462	0.21861	0.12188

*	Includes $0.01463 of Special Ordinary Income for Class A, B, C, R & Z.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about

Prudential Financial Services Fund	31

Notes to Financial Statements

continued

Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

32	Visit our website at www.prudentialfunds.com

Financial Highlights

Class A Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.86	$12.89	$11.85	$6.18	$12.59
Income (loss) from investment operations:
Net investment income	.09	.18	.06	.03	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	(1.50)	.98	5.66	(4.27)
Total from investment operations	2.57	(1.32)	1.04	5.69	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.02)	-	(.02)	(.14)
Distributions from net realized gains	-	(.69)	-	-	(2.03)
Tax return of capital contributions	-	-	-	- (b)	-
Total dividends and distributions	(.18)	(.71)	-	(.02)	(2.17)
Net asset value, end of year	$13.25	$10.86	$12.89	$11.85	$6.18
Total Return(c):	24.15%	(11.19)%	8.78%	92.19%	(40.57)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$123,375	$100,770	$107,000	$102,363	$39,508
Average net assets (000)	$114,947	$124,866	$100,055	$67,736	$47,123
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.41%	1.43%	1.44%	1.66%	2.19% (e)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.13%	1.14%	1.36%	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.11%	1.13%	1.14%	1.26%	1.28%
Net investment income	.73%	1.38%	.49%	.37%	.32%
Portfolio turnover rate	63%	83%	68%	109%	176%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through March 31, 2008.

See Notes to Financial Statements.

Prudential Financial Services Fund	33

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.99	$11.99	$11.09	$5.81	$11.93
Income (loss) from investment operations:
Net investment income (loss)	- (b)	.08	(.02)	(.02)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31	(1.39)	.92	5.30	(4.03)
Total from investment operations	2.31	(1.31)	.90	5.28	(4.06)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	-	-	-	(.03)
Distributions from net realized gains	-	(.69)	-	-	(2.03)
Total dividends and distributions	(.10)	(.69)	-	-	(2.06)
Net asset value, end of year	$12.20	$9.99	$11.99	$11.09	$5.81
Total Return(c):	23.40%	(11.92)%	8.12%	90.88%	(40.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,205	$8,067	$9,863	$10,599	$6,647
Average net assets (000)	$8,579	$10,502	$10,132	$7,859	$11,730
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.11%	2.13%	2.14%	2.36%	2.91%
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.13%	1.14%	1.36%	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.11%	1.13%	1.14%	1.26%	1.28%
Net investment income (loss)	.02%	.70%	(.21)%	(.24)%	(.42)%
Portfolio turnover rate	63%	83%	68%	109%	176%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.99	$11.99	$11.09	$5.81	$11.93
Income (loss) from investment operations:
Net investment income (loss)	- (b)	.08	(.03)	(.03)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31	(1.39)	.93	5.31	(4.03)
Total from investment operations	2.31	(1.31)	.90	5.28	(4.06)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	-	-	-	(.03)
Distributions from net realized gains	-	(.69)	-	-	(2.03)
Total dividends and distributions	(.10)	(.69)	-	-	(2.06)
Net asset value, end of year	$12.20	$9.99	$11.99	$11.09	$5.81
Total Return(c):	23.40%	(11.92)%	8.12%	90.88%	(40.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,703	$25,697	$25,408	$27,151	$10,690
Average net assets (000)	$28,075	$31,164	$26,326	$16,910	$13,723
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.11%	2.13%	2.14%	2.36%	2.91%
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.13%	1.14%	1.36%	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.11%	1.13%	1.14%	1.26%	1.28%
Net investment income (loss)	.03%	.71%	(.23)%	(.35)%	(.40)%
Portfolio turnover rate	63%	83%	68%	109%	176%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	35

Financial Highlights

continued

Class R Shares
	February 3, 2012(a) through November 30, 2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$12.24
Income (loss) from investment operations:
Net investment loss	-	(h)
Net realized and unrealized gain on investment and foreign currency transactions	.99
Total from investment operations	.99
Net asset value, end of period	$13.23
Total Return(c):	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$224
Average net assets (000)	$34
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.61%	(f)
Expenses, excluding distribution and service (12b-1) fees	1.11%	(f)
Net investment loss	(.02)%	(f)
Portfolio turnover rate	63%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through March 31, 2014.

(f) Annualized.

(g) Not annualized.

(h) Less than $.005 per share.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.13	$13.20	$12.08	$6.30	$12.78
Income (loss) from investment operations:
Net investment income	.13	.24	.10	.06	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.53	(1.57)	1.02	5.76	(4.33)
Total from investment operations	2.66	(1.33)	1.12	5.82	(4.28)
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.05)	-	(.04)	(.17)
Distributions from net realized gains	-	(.69)	-	-	(2.03)
Tax return of capital contributions	-	-	-	- (b)	-
Total dividends and distributions	(.21)	(.74)	-	(.04)	(2.20)
Net asset value, end of year	$13.58	$11.13	$13.20	$12.08	$6.30
Total Return(c):	24.57%	(10.98)%	9.27%	92.54%	(40.32)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,071	$24,313	$21,925	$19,065	$5,652
Average net assets (000)	$40,829	$32,896	$19,814	$11,837	$5,853
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.11%	1.13%	1.14%	1.36%	1.91%
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.13%	1.14%	1.36%	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.11%	1.13%	1.14%	1.26%	1.28%
Net investment income	1.04%	1.78%	.81%	.58%	.60%
Portfolio turnover rate	63%	83%	68%	109%	176%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Financial Services Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 22, 2013

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Federal Income Tax Information

(Unaudited)

For the year ended November 30, 2012, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Financial Services Fund	100.00%	25.31%

For the year ended November 30, 2012, the Fund made an election to pass-through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Portfolio in accordance with Section 853 of the Internal Revenue Code of the following amounts: $273,918 foreign tax credit from recognized foreign source income of $3,558,767.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar 2012.

Prudential Financial Services Fund	39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Financial Services Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (65) Vice President

Chairman of Prudential Investments LLC (since January 2012); formerly President, Chief Executive Officer (May 2011-December 2012) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (55) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Financial Services Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Financial Services Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Financial Services Fund is a series of Prudential Sector Funds, Inc.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also reviewed the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that the Fund’s subadviser was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadviser, as well as the fact that PI compensates the subadviser out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Financial Services Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company, LLP	280 Congress Street Boston, MA 02210

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PSSRX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P783	74441P403

MF188E    0237551-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT • NOVEMBER 30, 2012

Fund Type

Sector Stock

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 17, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Health Sciences Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Health Sciences Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments funds. Gross operating expenses: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class R, 1.73%; Class X, 1.93%; Class Z, 0.93%. Net operating expenses: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class R, 1.48%; Class X, 1.18%; Class Z, 0.93%.

Cumulative Total Returns (Without Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	28.94%	56.80%	328.74%	—
Class B	28.05	51.32	298.55	—
Class C	28.05	51.40	298.59	—
Class R	N/A	N/A	N/A	12.88% (2/3/2012)
Class X	28.98	58.84	N/A	99.79 (11/25/2005)
Class Z	29.32	59.09	340.47	—
S&P 1500 Health Care Index	21.67	25.14	87.33	—
S&P Composite 1500 Index	15.96	8.84	92.44	—
Lipper Health/Biotechnology Funds Avg.	23.28	40.77	161.27	—

Average Annual Total Returns (With Sales Charges) as of 12/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	18.20%	7.83%	15.33%	—
Class B	19.26	8.15	15.15	—
Class C	23.22	8.30	15.15	—
Class R	N/A	N/A	N/A	N/A (2/3/2012)
Class X	19.17	8.91	N/A	9.97% (11/25/2005)
Class Z	25.48	9.37	16.30	—
S&P 1500 Health Care Index	18.35	5.10	6.83	—
S&P Composite 1500 Index	16.17	2.07	7.51	—
Lipper Health/Biotechnology Funds Avg.	21.39	7.34	10.19	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	21.84%	8.18%	15.02%	—
Class B	23.05	8.49	14.83	—
Class C	27.05	8.65	14.83	—
Class R	N/A	N/A	N/A	N/A (2/3/2012)
Class X	22.98	9.28	N/A	10.29% (11/25/2005)
Class Z	29.32	9.73	15.98	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	28.94%	9.41%	15.67%	—
Class B	28.05	8.64	14.83	—
Class C	28.05	8.65	14.83	—
Class R	N/A	N/A	N/A	N/A (2/3/2012)
Class X	28.98	9.70	N/A	10.37% (11/25/2005)
Class Z	29.32	9.73	15.98	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2002) and the account values at the end of the current fiscal year (November 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable

Prudential Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC for Class A shares is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments funds. Class X shares are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first eight years after purchase and a 12b-1 fee of up to 1% annually. Approximately ten years after purchase, Class X shares will automatically convert to Class A shares on a monthly basis. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

S&P 1500 Health Care Index

The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P Composite 1500 Index. S&P 1500 Health Care Index Closest Month-End to Inception cumulative total returns as of 11/30/12 are 14.36% for Class R and 52.81% for Class X. S&P 1500 Health Care Index Closest Month-End to Inception average annual total return as of 12/31/12 is 6.16% for Class X. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

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S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total returns as of 11/30/12 are 9.72% for Class R and 33.35% for Class X. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/12 is 4.31% for Class X. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Health/Biotechnology Funds Average

The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. Lipper Average Closest Month-End to Inception cumulative total returns as of 11/30/12 are 13.08% for Class R and 63.60% for Class X. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/12 is 7.02% for Class X. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/12
BioMarin Pharmaceutical, Inc., Biotechnology	7.0%
Alexion Pharmaceuticals, Inc., Biotechnology	6.3
Vertex Pharmaceuticals, Inc., Biotechnology	4.2
Medivation, Inc., Biotechnology	4.2
Pfizer, Inc., Pharmaceuticals	4.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/12
Biotechnology	49.0%
Pharmaceuticals	23.4
Healthcare Providers & Services	15.4
Healthcare Equipment & Supplies	4.0
Life Sciences Tools & Services	2.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Health Sciences Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class A shares climbed 28.94% in the 12 months ended November 30, 2012, outperforming the 21.67% return of the S&P 1500 Healthcare Index (the Index) and the 23.28% return of the Lipper Health/Biotechnology Funds Average.

In the Index, all sectors except healthcare technology posted double-digit gains; biotechnology advanced the most. In the Fund, holdings in life sciences tools and services and biotechnology made the biggest gains, with biotechnology positions contributing most to return. The Fund’s healthcare technology holdings lost ground and detracted from return.

What was the market environment?

Equity markets were volatile in the period, up strongly in the first four months, down sharply in May, then back on an upward trajectory beginning in June. These gyrations reflected swings in sentiment around European sovereign debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent.

With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Events related to U.S. healthcare reform legislation had a significant impact on the healthcare sector. During the first half of 2012, investors awaited the U.S. Supreme Court’s decision on the constitutionality of the Affordable Care Act (ACA). In June, the court ruled that the legislation’s individual mandate, which requires all Americans to buy insurance or pay a fine, is in effect a tax that the government has the power to impose.

However, the decision allows states to restrict expansion of Medicaid, the government health insurance program for low-income and disabled people. With persistent Republican hostility to the legislation, uncertainty emerged about whether the reform would survive a possible Republican victory in the November elections.

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The eventual electoral results—President Obama’s reelection by a comfortable margin, a larger Democratic majority in the U.S. Senate, and Democratic gains in the U.S. House (Republicans retain control of the lower house)—suggested that the ACA will remain the law of the land.

Which holdings made the largest positive contributions to the Fund’s return?

Biotechnology holdings were key contributors to the Fund’s strong returns.

•

The U.S. Food and Drug Administration (FDA) approved Amarin’s prescription-grade omega-3 fatty acid Vascepa, which reduces both triglyceride and “bad cholesterol” levels. An estimated 40 million people in the U.S. have elevated triglyceride levels, which are associated with an increased risk of developing coronary artery disease and metabolic disorders, such as diabetes and obesity.

•

Trial data have confirmed the efficacy of Ariad Pharmaceuticals’ leukemia inhibitor ponatinib in certain patients with drug-resistant myeloid leukemia. Another drug candidate, tyrosine-kinase inhibitor AP2611, has shown anti-tumor activity in certain categories of patients with advanced non-small cell lung cancer.

•

The FDA approved Eylea, Regeneron’s treatment for wet age-related macular degeneration, a leading cause of blindness in the elderly. Eylea is being studied for other eye disorders, including central retinal vein occlusion, diabetic macular edema, and myopic choroidal neovascularization.

Please see “Comments on Largest Holdings” below for discussion of other biotechnology contributors Alexion Pharmaceuticals, Medivation, BioMarin Pharmaceutical, and Vertex Pharmaceuticals.

In healthcare providers:

•

Amerigroup climbed on news of its acquisition by health insurer WellPoint. Amerigroup focuses on serving people who receive healthcare through publicly sponsored programs, such as Medicaid, Supplemental Security Income, and the State Children’s Health Insurance Program. Jennison eliminated the Fund’s position in Amerigroup.

Which holdings detracted most from the Fund’s return?

Pharmaceutical holdings were key detractors from performance.

•

Endocyte fell after Phase II clinical trial results showed that patients taking its experimental ovarian cancer drug, EC145, in combination with the cancer drug Doxil survived fewer months than patients taking Doxil alone.

Prudential Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

•

BioSante Pharmaceuticals dropped after patients using the company’s lead product, a transdermal testosterone gel for the treatment of female sexual dysfunction, showed no statistically significant increase in satisfying sexual events.

In biotechnology:

•

Chelsea Therapeutics International fell on news that the FDA denied approval of Northera, a proposed treatment for neurogenic orthostatic hypotension, a chronic and potentially debilitating drop in blood pressure commonly associated with Parkinson’s disease.

•

Targacept declined after its experimental antidepressant TC-5214 was ineffective as an adjunct therapy to a first-line antidepressant in patients with major depressive disorder who do not respond to initial antidepressant treatment. The company has clinical-stage product candidates in three therapeutic areas: cognitive impairment, depression and anxiety, and pain.

In healthcare equipment and supplies:

•	Sanuwave Health dropped after the FDA noted a major deficiency in its filing for its lead product candidate, which was proposed to treat diabetic foot ulcers.

Jennison eliminated the Fund’s positions in Endocyte, BioSante, Chelsea, and Sanuwave.

Were there significant changes to the portfolio?

In the 12 months ended November 30, 2012, Jennison trimmed the Fund’s overweight in biotechnology, and increased its weight in healthcare providers and services. New positions were established in companies such as Pfizer, Onyx Pharmaceuticals, and UnitedHealth Group. Positions in companies such as United Therapeutics and Incyte were eliminated.

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Comments on Largest Holdings

7.0%	BioMarin Pharmaceutical, Inc., Biotechnology

Jennison likes BioMarin Pharmaceuticals’ product pipeline, most notably GALNS for Morquio A syndrome, an enzyme-deficiency disorder designated an “orphan disease” by the FDA. The designation grants exclusive marketing rights for seven years to drugs that treat rare diseases. Jennison believes sales of GALNS could eventually total hundreds of millions of dollars, as drugs for treating orphan diseases often command high prices.

6.3%	Alexion Pharmaceuticals, Inc., Biotechnology

Alexion Pharmaceuticals’ lead product, Soliris, treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria, or PNH, and atypical hemolytic uremic syndrome, or aHUS. The company is aggressively pursuing label expansion opportunities in other autoimmune and inflammatory disease settings.

4.2%	Vertex Pharmaceuticals, Inc., Biotechnology

Vertex Pharmaceuticals’ Kalydeco, the first medicine to treat the underlying cause of cystic fibrosis (CF), has been approved for people with a specific mutation in the CF transmembrane conductance regulator (CFTR) gene. Data from an ongoing Phase II study of Kalydeco and another Vertex drug suggest efficacy in a much larger patient population, which could result in a significant expansion of VRTX’s CF market.

4.2%	Medivation, Inc., Biotechnology

The FDA approved Medivation’s experimental prostate cancer drug, Xtandi, for the treatment of patients with metastatic castration-resistant prostate cancer who have previously received docetaxel, another oncology treatment. Clinical trial data showed that Xtandi helped post-chemotherapy patients live longer, suggesting that the treatment could become a significant player in the global prostate cancer market, which is estimated at roughly $9 billion.

4.2%	Pfizer, Inc., Pharmaceuticals

Pharmaceutical company Pfizer is testing promising treatments for Alzheimer’s disease, rheumatoid arthritis, blood clots, psoriasis, and numerous other conditions. Jennison likes Pfizer’s exploration of initiatives to divest some of its non-pharmaceutical businesses and split into two companies, with one focused on extending the usefulness of established products, the other on developing new drugs.

Prudential Jennison Health Sciences Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2012, at the beginning of the period, and held through the six-month period ended November 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,090.10	1.25%	$6.53
	Hypothetical	$1,000.00	$1,018.75	1.25%	$6.31

Class B	Actual	$1,000.00	$1,086.20	1.95%	$10.17
	Hypothetical	$1,000.00	$1,015.25	1.95%	$9.82

Class C	Actual	$1,000.00	$1,086.20	1.95%	$10.17
	Hypothetical	$1,000.00	$1,015.25	1.95%	$9.82

Class R	Actual	$1,000.00	$1,089.10	1.45%	$7.57
	Hypothetical	$1,000.00	$1,017.75	1.45%	$7.31

Class X	Actual	$1,000.00	$1,090.40	1.20%	$6.27
	Hypothetical	$1,000.00	$1,019.00	1.20%	$6.06

Class Z	Actual	$1,000.00	$1,091.90	0.95%	$4.97
	Hypothetical	$1,000.00	$1,020.25	0.95%	$4.80

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Health Sciences Fund	11

Portfolio of Investments

as of November 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 95.3%
COMMON STOCKS 94.3%

Biotechnology 49.0%
478,359	Achillion Pharmaceuticals, Inc.*(a)	$3,726,417
838,968	Alexion Pharmaceuticals, Inc.*	80,557,707
654,613	Alnylam Pharmaceuticals, Inc.*(a)	11,108,783
4,046,585	Amarin Corp. PLC (Ireland), ADR*(a)	50,218,120
1,890,252	Ariad Pharmaceuticals, Inc.*(a)	42,266,035
242,461	Biogen Idec, Inc.*	36,148,510
1,822,331	BioMarin Pharmaceutical, Inc.*(a)	88,565,287
2,066,236	Celldex Therapeutics, Inc.*(a)	12,273,442
985,764	ChemoCentryx, Inc.*(a)	11,681,303
297,449	Clovis Oncology, Inc.*(a)	4,574,766
308,909	Cytori Therapeutics, Inc.*(a)	1,294,329
1,147,778	Dynavax Technologies Corp.*(a)	3,259,689
384,742	Gilead Sciences, Inc.*	28,855,650
277,000	Hyperion Therapeutics, Inc.*(a)	2,936,200
655,352	Idenix Pharmaceuticals, Inc.*(a)	3,355,402
84,443	KYTHERA Biopharmaceuticals, Inc.*	2,066,320
1,028,154	Medivation, Inc.*(a)	53,618,231
349,470	Merrimack Pharmaceuticals, Inc.*(a)	2,495,216
960,512	Merrimack Pharmaceuticals, Inc., Private Placement (original cost $4,322,304; purchased 03/24/06)*(b)(c)	6,858,056
1,183,047	Neurocrine Biosciences, Inc.*	8,849,192
505,885	Onyx Pharmaceuticals, Inc.*	38,179,141
744,110	Orexigen Therapeutics, Inc.*(a)	3,512,199
179,258	Pharmacyclics, Inc.*(a)	9,509,637
676,003	Puma Biotechnology, Inc.*	13,925,661
465,742	QLT, Inc.*	3,656,075
72,203	Regeneron Pharmaceuticals, Inc.*(a)	12,747,440
1,012,984	Rigel Pharmaceuticals, Inc.*	8,407,767
840,974	Sunesis Pharmaceuticals, Inc.*(a)	4,179,641
269,050	Synageva BioPharma Corp.*(a)	13,164,616
467,340	Synta Pharmaceuticals Corp.*(a)	3,771,434
597,605	Targacept, Inc.*	2,563,725
237,800	Verastem, Inc.*(a)	1,619,418
1,350,600	Vertex Pharmaceuticals, Inc.*	53,740,374

		623,685,783

Healthcare Equipment & Supplies 3.7%
723,300	Derma Sciences, Inc.*(a)	8,238,387
917,586	GenMark Diagnostics, Inc.*	9,084,101

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
988,298	Hologic, Inc.*	$18,856,726
891,020	Novadaq Technologies, Inc.*(a)	7,876,617
202,999	Tornier NV*	3,292,644

		47,348,475

Healthcare Providers & Services 15.4%
531,869	Acadia Healthcare Co., Inc.*(a)	12,206,393
188,057	Aetna, Inc.(a)	8,122,182
126,732	Catamaran Corp.*	6,170,581
841,025	Centene Corp.*	36,929,408
242,979	CIGNA Corp.	12,700,512
469,613	Express Scripts Holding Co.*	25,288,660
937,925	HCA Holdings, Inc.	29,779,119
318,035	HealthSouth Corp.*	6,993,590
42,700	Sinopharm Group Co., Ltd. (China) (Class H Stock), 144A	132,504
793,082	UnitedHealth Group, Inc.	43,135,730
329,100	Universal Health Services, Inc. (Class B Stock)	14,832,537

		196,291,216

Healthcare Technology 0.6%
319,266	Vocera Communications, Inc.*(a)	7,850,751

Life Sciences Tools & Services 2.9%
669,117	Fluidigm Corp.*	9,528,226
355,157	Illumina, Inc.*(a)	19,075,482
471,748	WuXi PharmaTech Cayman, Inc. (China), ADR*	7,731,950

		36,335,658

Pharmaceuticals 22.7%
177,598	Allergan, Inc.	16,472,215
960,714	Bristol-Myers Squibb Co.	31,348,098
726,966	CFR Pharmaceuticals SA (Chile), ADR, 144A*(b)	17,688,464
23,886,208	CFR Pharmaceuticals SA (Chile)(b)	5,810,763
1,814,010	Corcept Therapeutics, Inc.*(a)	2,612,174
1,698,637	Elan Corp. PLC (Ireland), ADR*	16,952,397
1,159,966	Hikma Pharmaceuticals PLC (United Kingdom)	14,021,955
1,268,003	Impax Laboratories, Inc.*	25,791,181
1,336,081	MAP Pharmaceuticals, Inc.*(a)	21,297,131
426,316	Medicines Co. (The)*	9,153,005
789,481	Mylan, Inc.*	21,458,094

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
95,707	Novo Nordisk A/S (Denmark), ADR	$15,185,830
573,344	Pacira Pharmaceuticals, Inc.*(a)	9,775,515
2,126,549	Pfizer, Inc.	53,206,256
196,076	Sagent Pharmaceuticals, Inc.*(a)	2,921,532
176,615	Shire PLC (Ireland), ADR	15,300,157
12,460,098	Sino Biopharmaceutical (Hong Kong)	5,996,770
433,254	XenoPort, Inc.*(a)	3,401,044

		288,392,581

	Total common stocks (cost $854,403,567)	1,199,904,464

PREFERRED STOCKS 0.8%

Healthcare Equipment & Supplies 0.2%
4,084,064	IntelliRad Control, Private Placement, Series A (original cost $2,400,000; purchased 08/31/12)*(b)(c)	2,520,705

Pharmaceuticals 0.6%
2,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B (original cost $4,004,000; purchased 08/11/08)*(b)(c)	4,592,773
1,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B-1 (original cost $2,184,000; purchased 02/08/11 - 07/27/11)*(b)(c)	2,505,148

		7,097,921

	Total preferred stocks (cost $8,588,000)	9,618,626

Units
WARRANTS 0.1%

Biotechnology
222,500	Cytori Therapeutics, Inc., expiring 08/11/13, Private Placement (original cost $0; purchased 08/11/08)*(b)(c)	2,670
77,140	OncoGenex Pharmaceutical, Inc., expiring 10/19/15, Private Placement (original cost $0; purchased 10/19/10)*(b)(c)	3,225
2,075,000	Titan Pharmaceuticals, Inc. expiring 12/21/12, Private Placement (original cost $0; purchased 12/21/07)*(b)(c)	—

		5,895

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2012 continued

Shares	Description	Value (Note 1)
WARRANTS (Continued)

Healthcare Equipment & Supplies 0.1%
342,500	Derma Sciences, Inc., expiring 06/23/16, Private Placement (original cost $47,950; purchased 06/17/11)*(b)(c)	$680,684
226,804	EnteroMedics, Inc., expiring 02/20/13, Private Placement (original cost $170,103; purchased 02/20/09)*(b)(c)	—
787,690	SANUWAVE Health, Inc., expiring 04/08/16, Private Placement (original cost $0; purchased 04/08/11)*(b)(c)	473

		681,157

Pharmaceuticals
357,600	ARYx Therapeutics, Inc., expiring 11/13/13, Private Placement (original cost $44,700; purchased 11/13/08)*(b)(c)	—
29,292	Eagle Pharmaceuticals, Inc., expiring 08/01/19, Private Placement (original cost $0; purchased 09/06/12 - 11/02/12)*(b)(c)	—

		—

	Total warrants (cost $262,753)	687,052

Principal Amount (000)
CONVERTIBLE BOND 0.1%

Pharmaceuticals
$ 1,000	Eagle Pharmaceuticals, Inc., Private Placement 5.330%, 08/02/13 (original cost $888,543; purchased 08/02/12)*(b)(c)	944,493

	Total long-term investments (cost $864,142,863)	1,211,154,635

Shares
SHORT-TERM INVESTMENT 22.4%

Affiliated Money Market Mutual Fund
285,295,839	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $285,295,839; includes $228,544,915 of cash collateral received for securities on loan)(d)(e)	285,295,839

	Total Investments 117.7% (cost $1,149,438,702; Note 5)	1,496,450,474
	Liabilities in excess of other assets (17.7%)	(224,624,244)

	Net Assets 100.0%	$1,271,826,230

See Notes to Financial Statements.

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The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $223,026,544; cash collateral of $228,544,915 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Indicates a security that has been deemed illiquid.
(c)	Indicates a restricted security, the aggregate original cost of such securities is $14,061,600. The aggregate value of $18,108,227 is approximately 1.4% of net assets.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,199,904,464	$—	$—
Preferred Stocks	—	—	9,618,626
Warrants	—	—	687,052
Convertible Bond	—	—	944,493
Affiliated Money Market Mutual Fund	285,295,839	—	—

Total	$1,485,200,303	$—	$11,250,171

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2012 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Convertible Bond
Balance as of 11/30/11	$9,213,537	$15,241,000	$1,536,471	$—
Realized gain (loss)	—	1,312,579	1,922,956	—
Change in unrealized appreciation (depreciation)*	—	(122,174)	(805,799)	55,950
Purchases	—	2,400,000	—	888,543
Sales	—	(9,212,779)	(1,966,576)	—
Accrued discount/premium	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(9,213,537)	—	—

Balance as of 11/30/12	$—	$9,618,626	$687,052	$944,493

*	Of which, $763,656 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, there were two common stock securities transferred out of Level 3 as a result of being valued at their last sale price on an exchange.

Fair value of Level 2 investments at November 30, 2011 was $27,125,621, which was a result of valuing investments using third party vendor modeling tools. An amount of $27,125,621 was transferred from Level 2 into Level 1 at November 30, 2012 as a result of using quoted prices in active markets for such foreign securities.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Included in the table above, under Level 3 securities, are preferred stocks and one convertible bond, that were fair valued using the original cost adjusted for daily changes in indices deemed directly or indirectly correlated to the security. These securities were private placement and therefore, the prices were a significant unobservable input. For certain warrants received in a private placement offering, they are fair valued using the Black Scholes method with adjustment for volatility factor which is deemed to be a significant unobservable input.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2012 was as follows:

Biotechnology	49.0%
Pharmaceuticals	23.4
Affiliated Money Market Mutual Fund (including 18.0% of collateral received for securities on loan)	22.4
Healthcare Providers & Services	15.4
Healthcare Equipment & Supplies	4.0
Life Sciences Tools & Services	2.9%
Healthcare Technology	0.6

117.7
Liabilities in excess of other assets	(17.7)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$687,052	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$1,922,956

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$(805,799)

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Statement of Assets and Liabilities

as of November 30, 2012

Assets
Investments at value, including securities on loan of $223,026,544:
Unaffiliated Investments (cost $864,142,863)	$1,211,154,635
Affiliated Investments (cost $285,295,839)	285,295,839
Cash	441,777
Foreign currency, at value (cost $21)	22
Receivable for investments sold	4,312,779
Receivable for Fund shares sold	2,595,111
Dividends and interest receivable	581,577
Prepaid expenses	16,670

Total assets	1,504,398,410

Liabilities
Payable to broker for collateral for securities on loan	228,544,915
Payable for Fund shares reacquired	2,496,594
Management fee payable	752,648
Accrued expenses	400,115
Distribution fee payable	349,930
Affiliated transfer agent fee payable	27,978

Total liabilities	232,572,180

Net Assets	$1,271,826,230

Net assets were comprised of:
Common stock, at par	$402,423
Paid-in capital in excess of par	800,427,823

800,830,246
Accumulated net investment loss	(10,283,104)
Accumulated net realized gain on investment and foreign currency transactions	134,267,316
Net unrealized appreciation on investments	347,011,772

Net assets, November 30, 2012	$1,271,826,230

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($688,748,700 ÷ 21,555,479 shares of common stock issued and outstanding)	$31.95
Maximum sales charge (5.50% of offering price)	1.86

Maximum offering price to public	$33.81

Class B
Net asset value, offering price and redemption price per share ($46,656,044 ÷ 1,645,320 shares of common stock issued and outstanding)	$28.36

Class C
Net asset value, offering price and redemption price per share ($182,936,289 ÷ 6,452,795 shares of common stock issued and outstanding)	$28.35

Class R
Net asset value, offering price and redemption price per share ($1,174,626 ÷ 36,817 shares of common stock issued and outstanding)	$31.90

Class X
Net asset value, offering price and redemption price per share ($207,901 ÷ 6,920 shares of common stock issued and outstanding)	$30.04

Class Z
Net asset value, offering price and redemption price per share ($352,102,670 ÷ 10,544,920 shares of common stock issued and outstanding)	$33.39

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Statement of Operations

Year Ended November 30, 2012

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $114,085)	$6,251,837
Affiliated income from securities loaned, net	774,200
Affiliated dividend income	184,610
Unaffiliated interest income	18,014

Total income	7,228,661

Expenses
Management fee	8,160,121
Distribution fee—Class A	1,785,731
Distribution fee—Class B	487,379
Distribution fee—Class C	1,599,123
Distribution fee—Class L	4,282
Distribution fee—Class M	72
Distribution fee—Class R	1,511
Distribution fee—Class X	602
Transfer agent’s fees and expenses (including affiliated expense of $354,000) (Note 3)	1,476,000
Custodian’s fees and expenses	175,000
Registration fees	125,000
Reports to shareholders	118,000
Legal fees and expenses	57,000
Directors’ fees	29,000
Audit fee	22,000
Insurance	18,000
Miscellaneous	24,455

Total expenses	14,083,276

Net investment loss	(6,854,615)

Realized And Unrealized Gain On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	135,283,603
Foreign currency transactions	16,733

135,300,336

Net change in unrealized appreciation (depreciation) on investments	120,916,621

Net gain on investment and foreign currency transactions	256,216,957

Net Increase In Net Assets Resulting From Operations	$249,362,342

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(6,854,615)	$(7,906,957)
Net realized gain on investment and foreign currency transactions	135,300,336	47,812,246
Net change in unrealized appreciation (depreciation) on investments	120,916,621	61,079,749

Net increase in net assets resulting from operations	249,362,342	100,985,038

Distributions from net realized gains (Note 1)
Class A	(15,665,179)	—
Class B	(1,960,208)	—
Class C	(5,025,449)	—
Class L	(42,567)	—
Class M	(6,360)	—
Class X	(11,455)	—
Class Z	(7,375,096)	—

	(30,086,314)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	561,305,393	287,756,409
Net asset value of shares issued in reinvestment of distributions	25,826,021	—
Cost of shares reacquired	(297,877,117)	(188,981,972)

Net increase in net assets from Fund share transactions	289,254,297	98,774,437

Capital Contributions (Note 2)
Class M	—	5
Class X	13	39

	13	44

Total increase	508,530,338	199,759,519

Net Assets
Beginning of year	763,295,892	563,536,373

End of year	$1,271,826,230	$763,295,892

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”). The Company presently consists of three Portfolios: Prudential Financial Services Fund, Prudential Jennison Utility Fund, and Prudential Jennison Health Sciences Fund. The financial statements relate to Prudential Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Jennison Health Sciences Fund	25

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

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Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale (restricted securities, sometimes referred to Private Placements) cannot be resold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement date of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Warrants: The Fund holds warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and

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accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income annually and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund also has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD), pursuant to which PAD, along with PIMS serves as co-distributor of the Fund’s Class L, Class M and Class X shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The Fund compensates PIMS and PAD for distributing and servicing the Fund’s Class L, Class M and Class X shares (the “Class L, M and X Plans”). The distribution fees are accrued daily and paid monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares. Pursuant to the Class L, M, and X Plans, the Fund compensates PIMS and PAD for distribution related activities at an annual rate of up to .50%, 1% and 1% of the average daily net assets of the Class L, M and X shares. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2014.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

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During the year ended November 30, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The Manager had paid the class for the overcharge which is reflected as a contribution to capital in the Financial Highlights for the year end November 30, 2008.

PIMS has advised the Fund that it received $1,472,194 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2012, it received $4,072, $62,878, and $24,815 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2012, PIM has been compensated approximately $231,300 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2012 were $730,129,094 and $470,088,122, respectively.

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2012, the adjustments were to decrease accumulated net investment loss by $16,733, decrease accumulated net realized gain on investment and foreign currency transactions by $815,571 and increase paid-in capital in excess of par by $798,838 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and reclassification of redemptions utilized as distributions for tax purposes. Net investment loss, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2012, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was $495,639 from ordinary income and $29,590,675 from long-term capital gains. For the year ended November 30, 2011, there were no distributions paid by the Fund.

As of November 30, 2012, the accumulated undistributed earnings on a tax basis were $39,678,452 of ordinary income and $97,170,853 of capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,162,303,792	$356,398,348	$(22,251,666)	$334,146,682

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months from the date of purchase without a front-end sales charge. Class X shares are not subject to a sales charge, but are subject to a declining CDSC of 6%, 5%, 4%, 4%, 3%, 2%, 2%, and 1%, respectively, for the first eight years after purchase. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments Funds. Class R and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. On or about the close of business on June 29, 2012, the Fund was closed to new investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 315 million shares of $.01 par value per share common stock authorized which consist of 88 million shares of Class A common stock, 25 million shares of Class B common stock, 50 million shares of Class C common stock, 1 million shares of Class M common stock, 75 million shares of Class R common stock, 1 million

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

shares of Class X common stock, and 75 million shares of Class Z common stock. As of November 30, 2012, PI owned 29 Class A shares and 354 Class R shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2012:
Shares sold	10,103,610	$296,063,222
Shares issued in reinvestment of distributions	578,265	14,375,539
Shares reacquired	(5,423,540)	(163,567,500)

Net increase (decrease) in shares outstanding before conversion	5,258,335	146,871,261
Shares issued upon conversion from Class B, L, M, X and Z	708,606	20,995,519
Shares reacquired upon conversion into Class Z	(53,839)	(1,660,115)

Net increase (decrease) in shares outstanding	5,913,102	$166,206,665

Year ended November 30, 2011:
Shares sold	4,509,432	$115,190,614
Shares reacquired	(3,904,903)	(95,693,884)

Net increase (decrease) in shares outstanding before conversion	604,529	19,496,730
Shares issued upon conversion from Class B, M, X and Z	377,015	9,153,676
Shares reacquired upon conversion into Class Z	(500,165)	(13,560,680)

Net increase (decrease) in shares outstanding	481,379	$15,089,726

Class B
Year ended November 30, 2012:
Shares sold	588,321	$15,214,426
Shares issued in reinvestment of distributions	66,128	1,468,712
Shares reacquired	(246,309)	(6,405,385)

Net increase (decrease) in shares outstanding before conversion	408,140	10,277,753
Shares reacquired upon conversion into Class A	(720,261)	(18,952,397)

Net increase (decrease) in shares outstanding	(312,121)	$(8,674,644)

Year ended November 30, 2011:
Shares sold	477,578	$10,827,715
Shares reacquired	(311,113)	(6,916,789)

Net increase (decrease) in shares outstanding before conversion	166,465	3,910,926
Shares reacquired upon conversion into Class A	(380,727)	(8,318,842)

Net increase (decrease) in shares outstanding	(214,262)	$(4,407,916)

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Class C	Shares	Amount
Year ended November 30, 2012:
Shares sold	2,137,744	$55,270,970
Shares issued in reinvestment of distributions	172,510	3,831,450
Shares reacquired	(845,438)	(22,284,276)

Net increase (decrease) in shares outstanding before conversion	1,464,816	36,818,144
Shares reacquired upon conversion into Class Z	(30,144)	(849,292)

Net increase (decrease) in shares outstanding	1,434,672	$35,968,852

Year ended November 30, 2011:
Shares sold	1,137,513	$26,263,616
Shares reacquired	(869,143)	(19,361,232)

Net increase (decrease) in shares outstanding before conversion	268,370	6,902,384
Shares reacquired upon conversion into Class Z	(16,995)	(344,878)

Net increase (decrease) in shares outstanding	251,375	$6,557,506

Class L
Period ended August 24, 2012*:
Shares sold	794	$22,107
Shares issued in reinvestment of distributions	1,698	41,736
Shares reacquired	(5,452)	(152,169)

Net increase (decrease) in shares outstanding before conversion	(2,960)	(88,326)
Shares reacquired upon conversion into Class A	(39,545)	(1,229,170)

Net increase (decrease) in shares outstanding	(42,505)	$(1,317,496)

Year ended November 30, 2011:
Shares sold	951	$23,996
Shares reacquired	(7,728)	(184,578)

Net increase (decrease) in shares outstanding	(6,777)	$(160,582)

Class M
Period ended April 13, 2012**:
Shares issued in reinvestment of distributions	276	$6,247
Shares reacquired	(144)	(3,738)

Net increase (decrease) in shares outstanding before conversion	132	2,509
Shares reacquired upon conversion into Class A	(6,483)	(161,455)

Net increase (decrease) in shares outstanding	(6,351)	$(158,946)

Year ended November 30, 2011:
Shares sold	275	$7,000
Shares reacquired	(1,589)	(36,774)

Net increase (decrease) in shares outstanding before conversion	(1,314)	(29,774)
Shares reacquired upon conversion into Class A	(24,140)	(541,957)

Net increase (decrease) in shares outstanding	(25,454)	$(571,731)

Prudential Jennison Health Sciences Fund	35

Notes to Financial Statements

continued

Class R	Shares	Amount
Period ended November 30, 2012***:
Shares sold	49,447	$1,593,558
Shares reacquired	(12,630)	(393,765)

Net increase (decrease) in shares outstanding	36,817	$1,199,793

Class X
Year ended November 30, 2012:
Shares sold	2,620	$72,536
Shares issued in reinvestment of distributions	490	11,455
Shares reacquired	(1,577)	(41,426)

Net increase (decrease) in shares outstanding before conversion	1,533	42,565
Shares reacquired upon conversion into Class A	(6,051)	(166,371)

Net increase (decrease) in shares outstanding	(4,518)	$(123,806)

Year ended November 30, 2011:
Shares sold	702	$16,107
Shares reacquired	(2,195)	(51,800)

Net increase (decrease) in shares outstanding before conversion	(1,493)	(35,693)
Shares reacquired upon conversion into Class A	(6,742)	(159,493)

Net increase (decrease) in shares outstanding	(8,235)	$(195,186)

Class Z
Year ended November 30, 2012:
Shares sold	6,281,799	$193,068,574
Shares issued in reinvestment of distributions	235,170	6,090,882
Shares reacquired	(3,398,126)	(105,028,858)

Net increase (decrease) in shares outstanding before conversion	3,118,843	94,130,598
Shares issued upon conversion from Class A and C	77,545	2,509,407
Shares reacquired upon conversion into Class A	(15,812)	(486,126)

Net increase (decrease) in shares outstanding	3,180,576	$96,153,879

Year ended November 30, 2011:
Shares sold	5,291,137	$135,427,361
Shares reacquired	(2,617,353)	(66,736,915)

Net increase (decrease) in shares outstanding before conversion	2,673,784	68,690,446
Shares issued upon conversion from Class A and C	496,128	13,905,558
Shares reacquired upon conversion into Class A	(5,259)	(133,384)

Net increase (decrease) in shares outstanding	3,164,653	$82,462,620

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.
***	Commencement of offering was February 3, 2012.

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee on the unused portion of the SCA is accrued daily and paid quarterly at the annualized rates as shown below in the table.

The terms of the SCA for the periods covered by these financial statements are as follows:

SCA Expiration Date	Commitment Amount	Annualized Commitment Fee Rate
December 16, 2011	$750 million	0.10%
November 14, 2012	$900 million	0.08%
November 14, 2013	$900 million	0.08%

The Fund did not utilize the SCA during the year ended November 30, 2012.

Note 8. Notice of Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 21, 2012 to shareholders of record on December 24, 2012. The ex-dividend date was December 26, 2012. The per share amounts declared were as follows:

	Ordinary Income	Long-Term Capital Gains	Short-Term Capital Gains
Class A	$0.04552	$2.42664	$0.94411
Class B	$0.04552	$2.42664	$0.94411
Class C	$0.04552	$2.42664	$0.94411
Class R	$0.04552	$2.42664	$0.94411
Class X	$0.04552	$2.42664	$0.94411
Class Z	$0.04552	$2.42664	$0.94411

Prudential Jennison Health Sciences Fund	37

Notes to Financial Statements

continued

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$25.77	$21.77	$18.79	$14.65	$23.51
Income (loss) from investment operations:
Net investment income (loss)	(.17)	(.26)	(.14)	(.07)	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.35	4.26	3.12	4.35	(7.16)
Total from investment operations	7.18	4.00	2.98	4.28	(6.73)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.14)	-
Distributions from net realized gains	(1.00)	-	-	-	(2.13)
Total dividends and distributions	(1.00)	-	-	(.14)	(2.13)
Net asset value, end of year	$31.95	$25.77	$21.77	$18.79	$14.65
Total Return(b):	28.98%	18.37%	15.86%	29.48%	(31.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$688,749	$403,047	$330,059	$283,916	$236,932
Average net assets (000)	$595,244	$383,231	$321,876	$256,120	$337,875
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.23%	1.25%	1.27%	1.30%	1.19%
Expenses, excluding distribution and service (12b-1) fees	.93%	.95%	.97%	1.00%	.91%
Net investment income (loss)	(.57)%	(1.06)%	(.67)%	(.43)%	2.21%
Portfolio turnover rate	47%	54%	55%	40%	90%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

(d) Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	39

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$23.13	$19.68	$17.11	$13.32	$21.70
Income (loss) from investment operations:
Net investment income (loss)	(.35)	(.39)	(.26)	(.16)	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.58	3.84	2.83	3.96	(6.45)
Total from investment operations	6.23	3.45	2.57	3.80	(6.25)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.01)	-
Distributions from net realized gains	(1.00)	-	-	-	(2.13)
Total dividends and distributions	(1.00)	-	-	(.01)	(2.13)
Net asset value, end of year	$28.36	$23.13	$19.68	$17.11	$13.32
Total Return(b):	28.14%	17.53%	15.02%	28.51%	(31.97)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,656	$45,280	$42,743	$43,057	$49,916
Average net assets (000)	$48,738	$46,069	$43,949	$42,971	$84,198
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.93%	1.95%	1.97%	2.00%	1.91%
Expenses, excluding distribution and service (12b-1) fees	.93%	.95%	.97%	1.00%	.91%
Net investment income (loss)	(1.31)%	(1.76)%	(1.37)%	(1.05)%	1.14%
Portfolio turnover rate	47%	54%	55%	40%	90%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$23.13	$19.68	$17.10	$13.31	$21.69
Income (loss) from investment operations:
Net investment income (loss)	(.34)	(.39)	(.26)	(.17)	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.56	3.84	2.84	3.97	(6.50)
Total from investment operations	6.22	3.45	2.58	3.80	(6.25)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.01)	-
Distributions from net realized gains	(1.00)	-	-	-	(2.13)
Total dividends and distributions	(1.00)	-	-	(.01)	(2.13)
Net asset value, end of year	$28.35	$23.13	$19.68	$17.10	$13.31
Total Return(b):	28.09%	17.53%	15.09%	28.53%	(31.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$182,936	$116,060	$93,799	$78,726	$69,772
Average net assets (000)	$159,912	$109,282	$90,766	$71,726	$103,596
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.93%	1.95%	1.97%	2.00%	1.91%
Expenses, excluding distribution and service (12b-1) fees	.93%	.95%	.97%	1.00%	.91%
Net investment income (loss)	(1.28)%	(1.76)%	(1.37)%	(1.11)%	1.39%
Portfolio turnover rate	47%	54%	55%	40%	90%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights

continued

Class L Shares
	Period Ended August 24,		Year Ended November 30,
	2012(f)		2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$25.49		$21.58	$18.66	$14.54	$23.39	$20.64
Income (loss) from investment operations:
Net investment income (loss)	(.20)		(.31)	(.18)	(.10)	.36	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.79		4.22	3.10	4.31	(7.08)	3.18
Total from investment operations	6.59		3.91	2.92	4.21	(6.72)	3.04
Less Dividends and Distributions:
Dividends from net investment income	-		-	-	(.09)	-	-
Distributions from net realized gains	(1.00)		-	-	-	(2.13)	(.29)
Total dividends and distributions	(1.00)		-	-	(.09)	(2.13)	(.29)
Net asset value, end of period	$31.08		$25.49	$21.58	$18.66	$14.54	$23.39
Total Return(b):	26.90%		18.12%	15.65%	29.16%	(31.65)%	14.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,229		$1,083	$1,063	$1,084	$1,035	$2,010
Average net assets (000)	$1,170		$1,092	$1,110	$1,057	$1,625	$2,182
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.42%	(d)	1.45%	1.47%	1.50%	1.41%	1.42%
Expenses, excluding distribution and service (12b-1) fees	.92%	(d)	.95%	.97%	1.00%	.91%	.92%
Net investment income (loss)	(.96)%	(d)	(1.26)%	(.87)%	(.60)%	1.87%	(.66)%
Portfolio turnover rate	47%	(e)	54%	55%	40%	90%	85%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) End of operations.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class M Shares
	Period Ended April 13,		Year Ended November 30,
	2012(g)		2011		2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$23.55		$19.89		$17.15	$13.31	$21.69	$19.26
Income (loss) from investment operations:
Net investment income (loss)	(.07)		(.23)		(.12)	(.12)	.20	(.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.28		3.89		2.85	3.97	(6.45)	2.96
Total from investment operations	3.21		3.66		2.73	3.85	(6.25)	2.72
Less Dividends and Distributions:
Dividends from net investment income	-		-		-	(.01)	-	-
Distributions from net realized gains	(1.00)		-		-	-	(2.13)	(.29)
Total dividends and distributions	(1.00)		-		-	(.01)	(2.13)	(.29)
Capital Contributions (Note 2):	-		-	(b)	.01	- (b)	-	-
Net asset value, end of period	$25.76		$23.55		$19.89	$17.15	$13.31	$21.69
Total Return(c):	14.22%		18.40%		15.98%	28.90%	(31.99)%	14.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6		$150		$632	$1,472	$2,239	$5,244
Average net assets (000)	$78		$461		$978	$1,900	$3,857	$5,866
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.16%	(e)	1.20%		1.22%	1.78%	1.91%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.91%	(e)	.95%		.97%	1.00%	.91%	.92%
Net investment income (loss)	(.90)%	(e)	(1.00)%		(.62)%	(.81)%	1.12%	(1.17)%
Portfolio turnover rate	47%	(f)	54%		55%	40%	90%	85%

(a) Calculated based on average shares outstanding during the period.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) End of operations.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	43

Financial Highlights

continued

Class R Shares
	February 3, 2012(a) through November 30, 2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$28.25
Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	3.70
Total from investment operations	3.65
Net asset value, end of period	$31.90
Total Return(c):	12.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,175
Average net assets (000)	$371
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.48%	(f)
Expenses, excluding distribution and service (12b-1) fees	.98%	(f)
Net investment loss	(.24)%	(f)
Portfolio turnover rate	47%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through March 31, 2014.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended November 30,
	2012	2011		2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$24.27	$20.50		$17.67	$13.75	$22.05
Income (loss) from investment operations:
Net investment income (loss)	(.16)	(.23)		(.12)	(.05)	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.93	4.00		2.94	4.06	(6.66)
Total from investment operations	6.77	3.77		2.82	4.01	(6.26)
Less Dividends and Distributions:
Dividends from net investment income	-	-		-	(.15)	-
Distributions from net realized gains	(1.00)	-		-	-	(2.13)
Total dividends and distributions	(1.00)	-		-	(.15)	(2.13)
Capital Contributions (Note 2):	- (b)	-	(b)	.01	.06	.09
Net asset value, end of year	$30.04	$24.27		$20.50	$17.67	$13.75
Total Return(c):	29.08%	18.39%		16.02%	29.91%	(31.01)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$208	$278		$403	$539	$599
Average net assets (000)	$241	$354		$462	$562	$937
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.18%	1.20%		1.22%	1.25%	1.14%
Expenses, excluding distribution and service (12b-1) fees	.93%	.95%		.97%	1.00%	.91%
Net investment income (loss)	(.58)%	(1.00)%		(.62)%	(.31)%	2.17%
Portfolio turnover rate	47%	54%		55%	40%	90%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	45

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$26.80	$22.58	$19.43	$15.16	$24.18
Income (loss) from investment operations:
Net investment income (loss)	(.08)	(.20)	(.08)	.03	.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.67	4.42	3.23	4.43	(7.42)
Total from investment operations	7.59	4.22	3.15	4.46	(6.89)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.19)	-
Distributions from net realized gains	(1.00)	-	-	-	(2.13)
Total dividends and distributions	(1.00)	-	-	(.19)	(2.13)
Net asset value, end of year	$33.39	$26.80	$22.58	$19.43	$15.16
Total Return(b):	29.41%	18.69%	16.21%	29.75%	(31.28)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$352,103	$197,399	$94,836	$100,060	$255,540
Average net assets (000)	$288,971	$142,684	$111,740	$148,563	$338,613
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.93%	.95%	.97%	1.00%	.91%
Expenses, excluding distribution and service (12b-1) fees	.93%	.95%	.97%	1.00%	.91%
Net investment income (loss)	(.27)%	(.76)%	(.36)%	.18%	2.63%
Portfolio turnover rate	47%	54%	55%	40%	90%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 22, 2013

Prudential Jennison Health Sciences Fund	47

Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2012, the Fund reports the maximum amount allowed per share but not less than $1.00 for Class A, B, C, L, M, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2012.

48	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May
2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President  (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March
1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since  June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Jennison Health Sciences Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (65) Vice President

Chairman of Prudential Investments LLC (since January 2012); formerly President, Chief Executive Officer (May 2011-December 2012) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (55) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Jennison Health Sciences Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

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•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PJHRX	N/A	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P791	74441P874	74441P866

MF188E3    0237553-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON UTILITY FUND

ANNUAL REPORT • NOVEMBER 30, 2012

Fund Type

Sector Stock

Objective

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 17, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Utility Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Utility Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.87%; Class B, 1.57%; Class C, 1.57%; Class R, 1.32%; Class Z, 0.57%. Net operating expenses: Class A, 0.87%; Class B, 1.57%; Class C, 1.57%; Class R, 1.07%; Class Z, 0.57%, after contractual reduction through 3/31/2014 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	13.73%	–7.08%	224.13%	–
Class B	12.97	–10.25	201.13	–
Class C	12.98	–10.25	200.99	–
Class R	13.51	–7.98	N/A	21.73% (8/22/2006)
Class Z	14.16	–5.66	232.78	–
S&P 500 Utility Total Return (TR) Index	4.66	2.02	180.41	–
S&P 500 Index	16.11	6.87	85.15	–
Lipper Utility Funds Avg.	6.48	–0.16	170.75	–

Average Annual Total Returns (With Sales Charges) as of 12/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	7.01%	–2.20%	11.91%	–
Class B	7.48	–1.97	11.73	–
Class C	11.38	–1.78	11.73	–
Class R	13.02	–1.28	N/A	3.41% (8/22/2006)
Class Z	13.58	–0.80	12.83	–
S&P 500 Utility Total Return (TR) Index	1.29	0.36	10.43	–
S&P 500 Index	15.99	1.66	7.10	–
Lipper Utility Funds Avg.	6.01	–0.08	10.14	–

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Average Annual Total Returns (With Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	7.47%	–2.57%	11.84%	—
Class B	7.97	–2.29	11.65	—
Class C	11.98	–2.14	11.65	—
Class R	13.51	–1.65	N/A	3.18% (8/22/2006)
Class Z	14.16	–1.16	12.78	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	13.73%	–1.46%	12.48%	—
Class B	12.97	–2.14	11.65	—
Class C	12.98	–2.14	11.65	—
Class R	13.51	–1.65	N/A	3.18% (8/22/2006)
Class Z	14.16	–1.16	12.78	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2002) and the account values at the end of the current fiscal year (November 30, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for

Prudential Jennison Utility Fund	3

Your Fund’s Performance (continued)

Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC for Class A shares is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Benchmark Definitions

S&P 500 Utility Total Return (TR) Index

The Standard & Poor’s Utility Total Return Index (S&P 500 Utility TR Index) is an unmanaged, market capitalization-weighted index including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power. S&P 500 Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/12 is 30.39% for Class R. S&P 500 Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/12 is 4.29% for Class R.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/12 is 24.24% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/12 is 3.63% for Class R.

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Lipper Utility Funds Average

The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/12 is 30.51% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/12 is 4.32% for Class R.

Investors can not invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/12
Williams Cos., Inc. (The), Oil, Gas & Consumable Fuels	4.1%
ONEOK, Inc., Gas Utilities	3.6
Targa Resources Corp., Oil, Gas & Consumable Fuels	3.2
Calpine Corp., Independent Power Producers & Energy Traders	3.0
Cheniere Energy, Inc., Oil, Gas & Consumable Fuels	2.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/12
Electric Utilities	34.3%
Oil, Gas & Consumable Fuels	18.2
Multi-Utilities	14.8
Independent Power Producers & Energy Traders	8.2
Media	6.2

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended November 30, 2012, the Prudential Jennison Utility Fund Class A shares gained 13.73%, outperforming the 4.66% gain of the S&P 500 Utility Total Return (TR) Index (the Index), and the 6.48% gain of the Lipper Utility Funds Average.

Stock selection within the utilities sector—particularly among electric utilities—had the most significant impact on relative return. The Fund’s exposure to other sectors not included in the Index also had a positive impact on relative performance, particularly in energy.

What was the market environment like for stocks during the period?

Equity markets were volatile in the 12 months ended November 30, 2012, up strongly in the first four months, down sharply in May, then back on an upward trajectory beginning in June. The gyrations reflected swings in sentiment around European sovereign debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, often based on short-term data.

U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent.

With the implementation of austerity measures, many European economies contracted. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Which holdings made the largest positive contribution to the Fund’s return?

Energy sector names dominated the Fund’s leading contributors, including Cheniere Energy, Targa Resources, Williams Companies, and Energy Transfer Equity. Media giant Comcast also ranked among the noteworthy contributors for the period.

•

Cheniere Energy posted the largest gain for the period, marking a number of important milestones toward development of a natural gas liquefaction facility at Sabine Pass, Louisiana. Jennison continues to see Cheniere as extremely well positioned to take advantage of the shifting dynamics in the liquefied natural gas market. Only Cheniere and a small number of Canadian companies have received government approval to export natural gas from North America. Jennison believes that Cheniere should enjoy good cash flow visibility for some time to come.

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•

Comcast shares remained near highs for the year after the company reported third-quarter earnings that exceeded expectations. Comcast continues to gain market share in most of its businesses, especially broadband. Rising high-speed Internet subscriptions and fewer customer cancellations have contributed to the company’s strong performance. Comcast continues to generate double digit growth in free cash flow that Jennison believes is sustainable due to the high barriers to entry. Jennison likes Comcast for its stable growth cable business, as well its recent initiatives to fill gaps in its wireless product lineups.

•

Oil infrastructure company Targa Resources weathered the year’s extreme commodity price volatility and ended the year among the Fund’s leading contributors. Targa benefits from strategically located Southern U.S. and Gulf Coast assets in North America including gathering systems, processing plants, and natural gas liquid (NGL) processors and import-export facilities. Jennison sees Targa taking advantage of developments in places that are driving an expansion of oil and gas infrastructure. Targa has planned an aggressive expansion program, which should help sustain robust dividend growth in the coming year.

Which holdings detracted most from the Fund’s return?

Stocks that negatively affected Fund performance for the year included utilities Exelon, MPX Energia, and GenOn Energy. However, the leading detractor was wireless telecom provider NII Holdings. Losses by coal and natural gas producer Consol Energy also undermined Fund performance.

•

Shares of Latin American wireless telecom service provider NII Holdings remained under pressure most of the year. Although a strengthening U.S. dollar against Latin American currencies was partly to blame, the bigger problems, in Jennison’s view, related to poor execution as the company failed to meet its targets for net subscribers and its 3G rollout in Peru. Recently, it has focused on introducing 3G services in Chile, Mexico, and Brazil, and on enhancing its Push-to-Talk (PTT) services. Jennison continues to closely monitor management’s ability to carry out its announced plans.

•

Integrated utility services holding company Exelon began the period with disappointing news that its fourth-quarter 2011 earnings from power generation had been adversely affected by weak natural gas prices. Although much of Exelon’s power is nuclear-generated, the company operates in markets where natural gas-fired plants set the marginal price of power. Historically low gas prices over the year pressured Exelon’s profit margins. Nevertheless, Jennison continued to hold Exelon, believing it would be well positioned when power prices recovered. Exelon paid a substantial dividend, but concerns emerged

Prudential Jennison Utility Fund	7

Strategy and Performance Overview (continued)

over the dividend’s sustainability. Jennison scaled back its Exelon position in favor of other investment candidates with fewer headwinds.

•

Consol Energy is a leading diversified energy company that produces coal and natural gas with assets primarily in the eastern U.S. Shares of Consol remained under pressure as low natural gas prices prompted many utilities to switch from coal. Weakening demand for coal and historically low natural gas prices prompted Consol to temporarily shut down two of its coal mines. In Jennison’s view, this decision should help reduce its coal inventories and could lead to improved 2014 contract pricing. Jennison sees Consol as a low-cost producer of both coal and natural gas.

Were there significant changes to the portfolio?

Jennison did not make any strategic changes during the period. However, the Fund added or eliminated positions because of company fundamentals and risk-reward characteristics. This resulted in an increased allocation to consumer discretionary stocks and a lesser allocation to industrials versus year-earlier levels.

•	Significant new positions were established in Kinder Morgan, SBA Communications, Dominion Resources, and Nextera Energy.

•	Positions in other securities, including International Power, Public Service Enterprise, Wisconsin Energy, and Chunghwa Telecom were eliminated.

During the reporting period, the Fund’s use of derivatives was limited, with no meaningful impact on performance.

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Comments on Largest Holdings

4.1%	Williams Cos., Inc. (The), Oil, Gas & Consumable Fuels

The Williams Companies began the year with four business segments. In early January 2012, the company spun off its exploration and production business into a separate publicly traded company. Williams is now one of the dominant natural gas infrastructure companies in the U.S., with assets that encompass strategic pipelines and other gathering, processing, and storage facilities in a number of key basins in the U.S. Williams should remain well positioned to sustain its robust dividend growth by capitalizing on stepped-up natural gas liquids production and by expanding its fee-based business.

3.6%	ONEOK, Inc., Gas Utilities

ONEOK is a diversified energy company engaged in the gathering, processing, storage, and transportation of natural gas in the U.S. Jennison likes ONEOK for its solid earnings growth profile and attractive dividend yield, which should be supported by strong free cash flow generation and the expansion of its lucrative natural gas liquids business. In addition, ONEOK is the general partner of ONEOK Partners, a master limited partnership, where most of its natural gas business is housed. Jennison views this as a potential source of significant growth opportunities stemming from the proliferation of shale gas and oil drilling in the U.S.

3.2%	Targa Resources Corp., Oil, Gas & Consumable Fuels

See comments on largest contributors to performance.

3.0%	Calpine Corp., Independent Power Producers & Energy Traders

Calpine is a major independent wholesale power producer in the U.S. It owns and operates natural gas-fired and geothermal power plants and participates in the wholesale power markets in Texas, California, and the Mid-Atlantic, which Jennison believes are among the tightest power markets in the country. Calpine’s natural gas-fired fleet is well positioned for changing Environmental Protection Agency (EPA) rules that will require that coal-fired plants be retired. As natural gas prices stabilize and economies recover in Calpine’s largest markets, its earnings should benefit.

2.8%	Cheniere Energy, Inc., Oil, Gas & Consumable Fuels

See comments on largest contributors to performance.

Prudential Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2012, at the beginning of the period, and held through the six-month period ended November 30, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,084.50	0.86%	$4.48
	Hypothetical	$1,000.00	$1,020.70	0.86%	$4.34

Class B	Actual	$1,000.00	$1,081.00	1.56%	$8.12
	Hypothetical	$1,000.00	$1,017.20	1.56%	$7.87

Class C	Actual	$1,000.00	$1,080.10	1.56%	$8.11
	Hypothetical	$1,000.00	$1,017.20	1.56%	$7.87

Class R	Actual	$1,000.00	$1,083.50	1.06%	$5.52
	Hypothetical	$1,000.00	$1,019.70	1.06%	$5.35

Class Z	Actual	$1,000.00	$1,086.00	0.56%	$2.92
	Hypothetical	$1,000.00	$1,022.20	0.56%	$2.83

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2012, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Diversified Telecommunication Services 1.7%
8,848,911	Frontier Communications Corp.(a)	$42,563,262
1,706,000	Maxcom Telecomunicaciones SAB de CV (Mexico), ADR*(a)	3,224,340

		45,787,602

Electric Utilities 34.3%
1,160,013	American Electric Power Co., Inc.	49,474,554
1,008,982	Duke Energy Corp.	64,393,231
1,439,465	Edison International	65,466,868
793,927	Exelon Corp.	23,992,474
1,168,171	FirstEnergy Corp.	49,600,541
3,007,208	Great Plains Energy, Inc.	60,895,962
958,883	ITC Holdings Corp.	75,320,260
918,710	NextEra Energy, Inc.	63,124,564
1,377,622	Northeast Utilities	53,369,076
2,521,886	NV Energy, Inc.	46,226,170
1,248,898	OGE Energy Corp.	71,349,543
804,188	Pinnacle West Capital Corp.	41,383,515
2,256,863	PPL Corp.	66,238,929
2,053,297	SSE PLC (United Kingdom)	46,878,176
793,644	UIL Holdings Corp.	28,468,010
966,580	UNS Energy Corp.	41,156,976
1,352,804	Westar Energy, Inc.	38,825,475
2,006,791	Xcel Energy, Inc.	54,283,697

		940,448,021

Gas Utilities 3.6%
2,180,570	ONEOK, Inc.	97,842,176

Independent Power Producers & Energy Traders 8.2%
3,036,091	AES Corp. (The)	32,395,091
4,683,235	Calpine Corp.*	80,832,636
6,303,216	China Hydroelectric Corp. (China), ADR*	12,984,625
7,695,639	GenOn Energy, Inc.*	19,623,880
4,728,684	MPX Energia SA (Brazil), 144A*(b)	24,674,666
2,620,170	NRG Energy, Inc.	55,285,587

		225,796,485

Internet Software & Services 1.3%
505,929	Rackspace Hosting, Inc.*(a)	34,969,813

See Notes to Financial Statements.

Prudential Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media 6.2%
569,178	Charter Communications, Inc. (Class A Stock)*(a)	$40,326,261
2,036,320	Comcast Corp. (Class A Stock)(a)	75,710,378
578,210	Time Warner Cable, Inc.	54,866,347

		170,902,986

Multi-Utilities 14.8%
904,059	Alliant Energy Corp.	40,519,924
3,124,539	CenterPoint Energy, Inc.	61,647,155
2,414,893	CMS Energy Corp.	58,995,836
1,267,439	Dominion Resources, Inc.	64,778,807
1,031,889	National Grid PLC (United Kingdom), ADR	58,446,193
2,641,013	NiSource, Inc.	63,833,284
834,888	Sempra Energy	57,123,037

		405,344,236

Oil, Gas & Consumable Fuels 18.2%
4,629,032	Cheniere Energy, Inc.*	77,767,737
852,402	Enbridge, Inc. (Canada)	34,513,121
1,136,727	Energy Transfer Equity LP	51,686,977
2,040,732	Kinder Morgan, Inc.	68,997,149
599,380	MarkWest Energy Partners LP	30,975,958
1,727,403	Targa Resources Corp.	86,525,616
746,280	TransCanada Corp. (Canada)	34,543,670
3,412,789	Williams Cos., Inc. (The)	112,075,991

		497,086,219

Real Estate Investment Trusts 2.0%
513,182	American Tower Corp.	38,452,727
258,337	Digital Realty Trust, Inc.(a)	16,673,070

		55,125,797

Road & Rail 1.4%
307,980	Union Pacific Corp.	37,813,785

Transportation Infrastructure 1.4%
198,764	CCR SA (Brazil)	1,707,837
4,156,400	CCR SA (Brazil), 144A	35,712,984

		37,420,821

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Water Utilities 1.4%
1,016,302	American Water Works Co., Inc.	$38,792,247

Wireless Telecommunication Services 4.6%
652,827	Crown Castle International Corp.*	44,078,879
712,752	NII Holdings, Inc.*	3,613,653
945,277	SBA Communications Corp. (Class A Stock)*(a)	65,053,963
6,482,594	PT Tower Bersama Infrastructure Tbk (Indonesia)*(b)	4,054,366
15,923,240	PT Tower Bersama Infrastructure Tbk (Indonesia), 144A(b)*	9,958,768

		126,759,629

	Total long-term investments (cost $2,143,093,864)	2,714,089,817

SHORT-TERM INVESTMENT 5.8%

Affiliated Money Market Mutual Fund
159,450,203	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $159,450,203; includes $125,140,871 of cash collateral received for securities on loan)(c)(d)	159,450,203

	Total Investments 104.9% (cost $2,302,544,067; Note 5)	2,873,540,020
	Liabilities in excess of other assets (4.9%)	(134,301,235)

	Net Assets 100.0%	$2,739,238,785

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $122,023,450; cash collateral of $125,140,871 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Indicates a security that has been deemed illiquid.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2012 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,714,089,817	$—	$—
Affiliated Money Market Mutual Fund	159,450,203	—	—

Total	$2,873,540,020	$—	$—

Fair value of Level 2 investments at November 30, 2011 was $129,357,454, which was a result of valuing investments using third party vendor modeling tools. An amount of $54,554,101 was transferred from Level 2 into Level 1 at November 30, 2012 as a result of using quoted prices in active markets for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2012 was as follows:

Electric Utilities	34.3%
Oil, Gas & Consumable Fuels	18.2
Multi-Utilities	14.8
Independent Power Producers & Energy Traders	8.2
Media	6.2
Affiliated Money Market Mutual Fund (including 4.6% of collateral received for securities on loan)	5.8
Wireless Telecommunication Services	4.6
Gas Utilities	3.6
Real Estate Investment Trusts	2.0%
Diversified Telecommunication Services	1.7
Road & Rail	1.4
Transportation Infrastructure	1.4
Water Utilities	1.4
Internet Software & Services	1.3

104.9
Liabilities in excess of other assets	(4.9)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Operations is presented in the summary below.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2012 are as follows:

For the year ended November 30, 2012, the Fund did not have realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrant
Equity contracts	$(440)

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Statement of Assets and Liabilities

as of November 30, 2012

Assets
Investments at value, including securities on loan of $122,023,450:
Unaffiliated Investments (cost $2,143,093,864)	$2,714,089,817
Affiliated Investments (cost $159,450,203)	159,450,203
Foreign currency, at value (cost $37)	38
Dividends receivable	9,701,788
Receivable for Fund shares sold	647,345
Foreign tax reclaim receivable	191,316
Prepaid expenses	38,066
Receivable for investments sold	15,171

Total assets	2,884,133,744

Liabilities
Payable to broker for collateral for securities on loan	125,140,871
Payable for investments purchased	13,670,048
Payable for Fund shares reacquired	3,742,871
Management fee payable	970,967
Distribution fee payable	731,857
Accrued expenses	562,523
Affiliated transfer agent fee payable	60,920
Deferred directors’ fees	9,503
Payable to custodian	5,399

Total liabilities	144,894,959

Net Assets	$2,739,238,785

Net assets were comprised of:
Common stock, at par	$2,311,503
Paid-in capital in excess of par	2,334,108,874

2,336,420,377
Undistributed net investment income	43,986,418
Accumulated net realized loss on investment and foreign currency transactions	(212,160,626)
Net unrealized appreciation on investments and foreign currencies	570,992,616

Net assets, November 30, 2012	$2,739,238,785

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($2,453,186,719 ÷ 206,979,609 shares of common stock issued and outstanding)	$11.85
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price to public	$12.54

Class B
Net asset value, offering price and redemption price per share ($80,111,938 ÷ 6,778,459 shares of common stock issued and outstanding)	$11.82

Class C
Net asset value, offering price and redemption price per share ($82,650,831 ÷ 6,996,470 shares of common stock issued and outstanding)	$11.81

Class R
Net asset value, offering price and redemption price per share ($8,383,002 ÷ 707,841 shares of common stock issued and outstanding)	$11.84

Class Z
Net asset value, offering price and redemption price per share ($114,906,295 ÷ 9,687,883 shares of common stock issued and outstanding)	$11.86

See Notes to Financial Statements.

Prudential Jennison Utility Fund	19

Statement of Operations

Year Ended November 30, 2012

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $435,647)	$90,560,997
Affiliated income from securities loaned, net	2,463,208
Affiliated dividend income	51,482

Total income	93,075,687

Expenses
Management fee	11,982,192
Distribution fee—Class A	7,361,816
Distribution fee—Class B	857,646
Distribution fee—Class C	871,134
Distribution fee—Class R	35,821
Transfer agent’s fees and expenses (including affiliated expense of $1,259,400)	2,933,000
Custodian’s fees and expenses	415,000
Reports to shareholders	139,000
Directors’ fees	71,000
Registration fees	64,000
Insurance	57,000
Legal fees and expenses	44,000
Audit fee	22,000
Miscellaneous	31,009

Total expenses	24,884,618

Net investment income	68,191,069

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	84,907,830
Foreign currency transactions	(280,361)

84,627,469

Net change in unrealized appreciation (depreciation) on:
Investments	199,713,286
Foreign currencies	8,683

199,721,969

Net gain on investment and foreign currency transactions	284,349,438

Net Increase In Net Assets Resulting From Operations	$352,540,507

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$68,191,069	$76,207,229
Net realized gain on investment and foreign currency transactions	84,627,469	246,545,097
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	199,721,969	(39,775,551)

Net increase in net assets resulting from operations	352,540,507	282,976,775

Dividends from net investment income (Note 1)
Class A	(50,543,468)	(61,411,672)
Class B	(1,163,226)	(1,756,594)
Class C	(1,196,535)	(1,710,672)
Class R	(131,457)	(122,061)
Class Z	(2,600,960)	(2,779,267)

	(55,635,646)	(67,780,266)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	119,140,131	98,706,019
Net asset value of shares issued in reinvestment of dividends	52,085,191	63,328,530
Cost of shares reacquired	(407,407,417)	(427,023,842)

Net decrease in net assets from Fund share transactions	(236,182,095)	(264,989,293)

Total increase (decrease)	60,722,766	(49,792,784)

Net Assets:
Beginning of year	2,678,516,019	2,728,308,803

End of year(a)	$2,739,238,785	$2,678,516,019

(a) Includes undistributed net investment income of:	$43,986,418	$70,226,448

See Notes to Financial Statements.

Prudential Jennison Utility Fund	21

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”). The Company presently consists of three portfolios: Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund. These financial statements relate to Prudential Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of capital appreciation and current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that

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are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Jennison Utility Fund	23

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale (restricted securities, sometimes referred to as Private Placements) cannot be resold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and

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may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement date of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

Prudential Jennison Utility Fund	25

Notes to Financial Statements

continued

factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded

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on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax-paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the

Prudential Jennison Utility Fund	27

Notes to Financial Statements

continued

management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .44% for the year ended November 30, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through March 31, 2014.

PIMS has advised the Fund that it received $706,498 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2012, it received $1,026, $130,953 and $4,307 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

28	Visit our website at www.prudentialfunds.com

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2012, PIM has been compensated approximately $735,800 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2012, were $1,016,738,806 and $1,231,666,638, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2012, the adjustments were to decrease undistributed net investment income by $38,795,453, decrease accumulated net realized loss on investment and foreign currency transactions by $30,497,116 and increase paid-in capital in excess of par by $8,298,337 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and investment in partnerships. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended November 30, 2012 and November 30, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $55,635,646 and $67,780,266 from ordinary income, respectively.

Prudential Jennison Utility Fund	29

Notes to Financial Statements

continued

As of November 30, 2012, the accumulated undistributed earnings on a tax basis was $22,179,921 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$2,281,850,651	$726,331,789	$(134,642,420)	$591,689,369	$(3,202)	$591,686,167

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in partnerships. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables and foreign currency contracts.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended November 30, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before November 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $123,917,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended November 30, 2012. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of November 30, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2017	$209,813,000

The Fund elected to treat post-October capital losses of approximately $1,225,000 as having been incurred in the following fiscal year (November 30, 2013).

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 925 million shares of $.01 par value per share common stock authorized which consists of 600 million shares of Class A common stock, 60 million shares of Class B common stock, 90 million shares of Class C common stock, 75 million shares of Class R common stock and 100 million shares of Class Z common stock.

Prudential Jennison Utility Fund	31

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2012:
Shares sold	5,325,449	$59,720,203
Shares issued in reinvestment of dividends	4,288,181	47,534,841
Shares reacquired	(28,655,801)	(324,322,457)

Net increase (decrease) in shares outstanding before conversion	(19,042,171)	(217,067,413)
Shares issued upon conversion from Class B and Z	1,581,086	17,790,756
Shares reacquired upon conversion into Class Z	(95,665)	(1,091,462)

Net increase (decrease) in shares outstanding	(17,556,750)	$(200,368,119)

Year ended November 30, 2011:
Shares sold	4,409,722	$46,413,243
Shares issued in reinvestment of dividends	5,565,363	57,765,924
Shares reacquired	(31,957,497)	(336,705,427)

Net increase (decrease) in shares outstanding before conversion	(21,982,412)	(232,526,260)
Shares issued upon conversion from Class B and Z	1,204,259	12,596,940
Shares reacquired upon conversion into Class Z	(2,662,292)	(27,901,928)

Net increase (decrease) in shares outstanding	(23,440,445)	$(247,831,248)

Class B
Year ended November 30, 2012:
Shares sold	858,017	$9,681,979
Shares issued in reinvestment of dividends	96,774	1,068,443
Shares reacquired	(1,301,756)	(14,668,549)

Net increase (decrease) in shares outstanding before conversion	(346,965)	(3,918,127)
Shares reacquired upon conversion into Class A	(1,560,906)	(17,514,019)

Net increase (decrease) in shares outstanding	(1,907,871)	$(21,432,146)

Year ended November 30, 2011:
Shares sold	832,235	$8,764,856
Shares issued in reinvestment of dividends	153,221	1,587,241
Shares reacquired	(1,546,145)	(16,254,078)

Net increase (decrease) in shares outstanding before conversion	(560,689)	(5,901,981)
Shares reacquired upon conversion into Class A	(1,204,180)	(12,557,739)

Net increase (decrease) in shares outstanding	(1,764,869)	$(18,459,720)

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Class C	Shares	Amount
Year ended November 30, 2012:
Shares sold	766,556	$8,617,497
Shares issued in reinvestment of dividends	86,665	956,866
Shares reacquired	(2,293,036)	(25,819,926)

Net increase (decrease) in shares outstanding before conversion	(1,439,815)	(16,245,563)
Shares reacquired upon conversion into Class Z	(22,598)	(269,692)

Net increase (decrease) in shares outstanding	(1,462,413)	$(16,515,255)

Year ended November 30, 2011:
Shares sold	735,291	$7,712,544
Shares issued in reinvestment of dividends	132,039	1,367,186
Shares reacquired	(2,263,419)	(23,749,537)

Net increase (decrease) in shares outstanding before conversion	(1,396,089)	(14,669,807)
Shares reacquired upon conversion into Class Z	(7,472)	(74,871)

Net increase (decrease) in shares outstanding	(1,403,561)	$(14,744,678)

Class R
Year ended November 30, 2012:
Shares sold	402,690	$4,570,085
Shares issued in reinvestment of dividends	11,827	131,457
Shares reacquired	(257,941)	(2,932,486)

Net increase (decrease) in shares outstanding	156,576	$1,769,056

Year ended November 30, 2011:
Shares sold	293,958	$3,100,492
Shares issued in reinvestment of dividends	11,751	122,061
Shares reacquired	(207,499)	(2,167,523)

Net increase (decrease) in shares outstanding	98,210	$1,055,030

Class Z
Year ended November 30, 2012:
Shares sold	3,235,104	$36,550,367
Shares issued in reinvestment of dividends	215,473	2,393,584
Shares reacquired	(3,497,762)	(39,663,999)

Net increase (decrease) in shares outstanding before conversion	(47,185)	(720,048)
Shares issued upon conversion from Class A and C	118,341	1,361,154
Shares reacquired upon conversion into Class A	(24,770)	(276,737)

Net increase (decrease) in shares outstanding	46,386	$364,369

Year ended November 30, 2011:
Shares sold	3,120,466	$32,714,884
Shares issued in reinvestment of dividends	239,008	2,486,118
Shares reacquired	(4,570,421)	(48,147,277)

Net increase (decrease) in shares outstanding before conversion	(1,210,947)	(12,946,275)
Shares issued upon conversion from Class A and C	2,668,630	27,976,799
Shares reacquired upon conversion into Class A	(3,870)	(39,201)

Net increase (decrease) in shares outstanding	1,453,813	$14,991,323

Prudential Jennison Utility Fund	33

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee on the unused portion of the SCA is accrued daily and paid quarterly at the annualized rates as shown below in the table.

The terms of the SCA for the periods covered by these financial statements are as follows:

SCA Expiration Date	Commitment Amount	Annualized Commitment Fee Rate
December 16, 2011	$750 million	0.10%
November 14, 2012	$900 million	0.08%
November 14, 2013	$900 million	0.08%

The Fund did not utilize the SCA during the year ended November 30, 2012.

Note 8. Notice of Dividends to Shareholders

The Fund declared ordinary income dividends on December 19, 2012 to shareholders of record on December 20, 2012. The ex-dividend date was December 21, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.118557
Class B	$0.097988
Class C	$0.097988
Class R	$0.112690
Class Z	$0.127401

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual

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reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential Jennison Utility Fund	35

Financial Highlights

Class A Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.64	$9.85	$8.61	$7.49	$16.84
Income (loss) from investment operations:
Net investment income	.29	.29	.24	.28	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	.76	1.20	1.04	(6.75)
Total from investment operations	1.44	1.05	1.44	1.32	(6.56)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.26)	(.20)	(.20)	(.18)
Distributions from net realized gains	-	-	-	-	(2.61)
Total dividends and distributions	(.23)	(.26)	(.20)	(.20)	(2.79)
Capital Contributions(f):	-	-	- (e)	-	-
Net asset value, end of year	$11.85	$10.64	$9.85	$8.61	$7.49
Total Return(b):	13.73%	10.74%	16.91%	18.13%	(46.58)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,453	$2,388	$2,444	$2,357	$2,269
Average net assets (000,000)	$2,454	$2,486	$2,423	$2,178	$3,920
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.87%	.89%	.90%	.92%	.81% (d)
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	.60%	.62%	.53%
Net investment income	2.52%	2.77%	2.61%	3.64%	1.55%
Portfolio turnover rate	37%	51%	53%	46%	38%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Less than $.005 per share.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class B Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.61	$9.83	$8.59	$7.47	$16.80
Income (loss) from investment operations:
Net investment income	.21	.22	.18	.23	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15	.75	1.20	1.04	(6.75)
Total from investment operations	1.36	.97	1.38	1.27	(6.65)
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.19)	(.14)	(.15)	(.07)
Distributions from net realized gains	-	-	-	-	(2.61)
Total dividends and distributions	(.15)	(.19)	(.14)	(.15)	(2.68)
Capital Contributions(e):	-	-	- (d)	-	-
Net asset value, end of year	$11.82	$10.61	$9.83	$8.59	$7.47
Total Return(b):	12.97%	9.89%	16.16%	17.35%	(46.99)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$80	$92	$103	$110	$130
Average net assets (000,000)	$86	$99	$106	$109	$264
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.57%	1.59%	1.60%	1.62%	1.53%
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	.60%	.62%	.53%
Net investment income	1.83%	2.08%	1.91%	3.03%	.82%
Portfolio turnover rate	37%	51%	53%	46%	38%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.60	$9.82	$8.58	$7.47	$16.78
Income (loss) from investment operations:
Net investment income	.20	.22	.18	.22	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	.75	1.20	1.04	(6.73)
Total from investment operations	1.36	.97	1.38	1.26	(6.63)
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.19)	(.14)	(.15)	(.07)
Distributions from net realized gains	-	-	-	-	(2.61)
Total dividends and distributions	(.15)	(.19)	(.14)	(.15)	(2.68)
Capital Contributions(e):	-	-	- (d)	-	-
Net asset value, end of year	$11.81	$10.60	$9.82	$8.58	$7.47
Total Return(b):	12.98%	9.90%	16.18%	17.21%	(46.92)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$83	$90	$97	$101	$110
Average net assets (000,000)	$87	$95	$100	$98	$198
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.57%	1.59%	1.60%	1.62%	1.53%
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	.60%	.62%	.53%
Net investment income	1.81%	2.07%	1.90%	2.98%	.83%
Portfolio turnover rate	37%	51%	53%	46%	38%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Class R Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.63	$9.85	$8.60	$7.49	$16.83
Income (loss) from investment operations:
Net investment income	.26	.27	.22	.26	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	.75	1.21	1.04	(6.74)
Total from investment operations	1.42	1.02	1.43	1.30	(6.58)
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.24)	(.18)	(.19)	(.15)
Distributions from net realized gains	-	-	-	-	(2.61)
Total dividends and distributions	(.21)	(.24)	(.18)	(.19)	(2.76)
Capital Contributions(f):	-	-	- (e)	-	-
Net asset value, end of year	$11.84	$10.63	$9.85	$8.60	$7.49
Total Return(b):	13.51%	10.42%	16.82%	17.76%	(46.66)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,383	$5,859	$4,461	$3,223	$2,596
Average net assets (000)	$7,164	$5,467	$3,914	$2,868	$3,377
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.07%	1.09%	1.10%	1.12%	1.03%
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	.60%	.62%	.53%
Net investment income	2.33%	2.59%	2.42%	3.37%	1.37%
Portfolio turnover rate	37%	51%	53%	46%	38%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Through March 31, 2014, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Less than $.005 per share.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.64	$9.86	$8.61	$7.50	$16.85
Income (loss) from investment operations:
Net investment income	.32	.33	.27	.30	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	.74	1.21	1.04	(6.75)
Total from investment operations	1.49	1.07	1.48	1.34	(6.52)
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.29)	(.23)	(.23)	(.22)
Distributions from net realized gains	-	-	-	-	(2.61)
Total dividends and distributions	(.27)	(.29)	(.23)	(.23)	(2.83)
Capital Contributions(e):	-	-	- (d)	-	-
Net asset value, end of year	$11.86	$10.64	$9.86	$8.61	$7.50
Total Return(b):	14.16%	10.96%	17.37%	18.33%	(46.38)%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$115	$103	$81	$82	$98
Average net assets (000,000)	$111	$103	$84	$83	$163
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.57%	.59%	.60%	.62%	.53%
Expenses, excluding distribution and service (12b-1) fees	.57%	.59%	.60%	.62%	.53%
Net investment income	2.83%	3.09%	2.91%	4.00%	1.84%
Portfolio turnover rate	37%	51%	53%	46%	38%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended November 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 22, 2013

Prudential Jennison Utility Fund	41

Federal Income Tax Information

(Unaudited)

For the year ended November 30, 2012, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Utility Fund	100.00%	89.18%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the distributions received by you in calendar year 2012.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Jennison Utility Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (65) Vice President

Chairman of Prudential Investments LLC (since January 2012); formerly President, Chief Executive Officer (May 2011-December 2012) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (55) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Jennison Utility Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to

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conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Utility Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and ten-year periods, though it underperformed over the one- and five-year periods.

Visit our website at www.prudentialfunds.com

•

The Board noted PI’s explanation that the Fund’s underperformance for the one-year period was primarily attributable to the Fund’s investments in the telecommunications sector. The Board further noted that the Fund’s recent performance had improved, with the Fund outperforming its benchmark index and ranking in the first quartile of its Peer Universe for the fourth quarter of 2011.

•

The Board concluded that, in light of the Fund’s competitive performance over longer periods and stronger performance at the end of 2011, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105E    0237554-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment

Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2012 and November 30, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $66,000 and $66,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended November 30, 2012. During the fiscal year ended November 30, 2011, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

  applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 22, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	January 22, 2013